ITEM 1.  ANNUAL REPORT TO SHAREHOLDERS


ADVANCE CAPITAL I, INC.

ANNUAL REPORT

AN INVESTMENT COMPANY WITH FOUR FUNDS

December 31, 2006

TABLE OF CONTENTS

 1  A Letter to Our Shareholders
 4  Discussion of Fund Performance
12  Financial Highlights
16  Equity Growth Fund
20  Balanced Fund
28  Retirement Income Fund
33  Cornerstone Stock Fund
35  Statements of Assets and Liabilities
36  Statements of Operations
37  Statements of Changes in Net Assets
39  Notes to Financial Statements
45  Report of Independent Registered Public Accounting Firm
46  Additional Information

ADVANCE CAPITAL'S PLEDGE:

We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.


Sincerely,

Advance Capital I, Inc. Board of Directors
Advance Capital I, Inc. Management and Staff


DEAR SHAREHOLDERS,

YEAR IN REVIEW
While there are certain adjectives which could be used to describe the events of the past year, dull would not be one. After several years of above average growth, the economy took a stark and dramatic turn at about the mid point of the year. As the year began, economic growth continued on its torrid pace as overseas demand, housing activity and consumer spending remained strong. Growth in the first quarter clocked in at 5.6 percent, well above the historical average of about 3.0 percent.

By the start of the second quarter, however, there were looming signs which foreshadowed slower growth in the months ahead. First, real estate speculation in Florida, California and in other pockets around the country was reaching a crescendo after several years of double-digit growth in home prices. As the real estate bubble burst, builders dramatically reduced new projects and cut prices on existing properties. Housing activity from mortgage brokers to hourly workers was reduced dramatically to reflect the rapidly changing nvironment.

At the same time, the Federal Reserve was steadfast in their commitment to raise short-term interest rates in an ongoing effort to squelch signs of rising inflation. At their January, March, May and June meetings the Federal Reserve raised interest rates .25 percent each time. They continued to cite high commodity prices, abundant liquidity and strong economic growth as their main concerns. By August, the Fed decided to hold tight on future interest rate increases as data suggested inflation concerns were more balanced and economic growth had slowed to a more sustainable pace of around 2.0 to 2.5 percent.

On the Commodity side, oil prices retreated from a high of almost $80 to $61 by the end of 2006. The combination of higher crude oil stock piles and lower demand helped to push prices lower. Other commodities prices such as copper and aluminum also retreated as a consequence of reduced demand from the housing and manufacturing sectors. While certain parts of the economy slumped, the service sector remained robust and consumers spending held up remarkably well. Also, the nation's unemployment rate hovered around the multi-decade low of about 4.7 percent and wage growth rose modestly.


CAPITAL MARKET PERFORMANCE
In this environment of volatile economic growth, higher short-term interest rates and stellar corporate earnings, stocks and high yield bonds performed well while high quality fixed income securities posted below average returns. As the Federal Reserve raised interest rates four times during the year to cool growth and protect against rising inflation, yields increased across the curve. For the year, the 2-year U.S. Treasury note declined only .3 percent in price while the 10-year U.S. Treasury bond declined 1.2 percent and the 30-year U.S. Treasury bond fell by 4.7 percent. Junk bonds, which are the riskiest and most volatile in the fixed income markets, posted the highest returns during the year. The enticement of earning a much higher yield on debt in out-of-favor industries such as airlines and automotive outweighed the risk of default for many investors. In fact, the lowest rated high yield bonds posted between an 18 and 30 percent return for the year while higher rated bonds in the high yield sector returned between 9 and 11 percent.

After a volatile start to the year, stocks finished on a strong note with high single to low double-digit returns for most sectors of the equity markets in 2006. The past year marked the fourth consecutive year of positive equity returns and the continuation of several themes witnessed over the past five years. International markets continued to dominate domestic ones, value styles trounced growth-oriented ones and investors remained enamored with higher yielding stocks. Speculation activity remained elevated as mining, material and energy related sectors were in high demand. In the broad markets, the S&P 500 Index returned 15.78 percent while the technology heavy NASDAQ Composite returned 10.38 percent.

Generally, the performance of the Advance Capital I Funds posted results below their benchmark averages for the year. Our diversified style and emphasis on high quality companies was not rewarded in 2006. The Equity Growth Fund returned 9.39 percent as compared to the Lipper Mid Cap Growth Index which returned 11.02 percent. The Balanced Fund, with its 60-40 mix of stocks and bonds returned 9.91 percent, compared to the Lipper Balanced Index which returned 11.60 percent. The Retirement Income Fund increased 3.97 percent, compared to the Lipper BBB Index which returned
5.28 percent and the Lehman Aggregate Index which returned 4.33 percent.
The Cornerstone Stock Fund returned 2.08 percent as compared to the Lipper Large Growth Index which returned 4.72 percent.


YEAR AHEAD
While there are positive economic signs which point to renewed growth in 2007, several lingering problems could derail this somewhat rosy outlook. First, the Federal Reserve Board appears intent on keeping short-term interest rates high throughout the year to ensure inflationary pressures remain controlled. High short-term interest rates tend to deter consumers and businesses from borrowing which could contribute to lower economic growth. Also, the aftermath of the bursting of the housing bubble and related decline in housing related activity witnessed since last spring is still in process and could further pressure growth. The housing downturn and subsequent slide in home prices is the worst since the recession of 1990-1992 and a relatively infrequent economic phenomenon. Thousands of mortgage brokers, real estate agents and construction workers are expected to lose their jobs as this sector of the economy remains under pressure. Corporate earnings, which have grown at a double-digit pace for more than four years, are expected to decline from the combination of higher input prices such as labor and materials along with the general economic slowdown. Finally, federal spending for the war on terror, entitlements and tax cuts has continued to result in large federal deficits.


On the positive side, oil prices have retreated significantly and are now hovering around $55 per barrel as of this writing. The combination of fewer production disruptions, ample supply and lower demand has contributed to the much lower price of oil. Since consumer spending is directly impacted by the direction of oil prices, the recent fall in prices should result in higher consumer spending in the months ahead. Also, while housing activity has fallen off, the rise in home values is still quite positive over the last five years. Generally modest mortgage interest rates should insulate against a further substantial decline in the housing sector. While the Federal Reserve has kept short-term interest rates elevated, long-term interest rates are quite low by historical measures which should keep borrowing activity high enough to positively contribute to economic growth. Finally, although corporate earnings growth is expected to moderate in 2007, corporate balance sheets remain healthy with substantial cash to invest in new growth initiatives, share repurchases or dividends. A robust corporate environment should keep the civilian unemployment rate near the current historically low level of about
4.7 percent.

In this mostly positive economic environment with modest inflation and average economic growth, high quality corporate and U.S. Treasury bonds are likely to post returns consistent with their coupons. After several years of well above average returns for junk bonds, the sector is likely to produce average returns for the year ahead.

On the other hand, stocks should continue to benefit from shareholder friendly deals, solid earnings and still adequate valuations. High single digit returns for equities is a strong possibility in 2007. As with any forecast, unforeseen events or exogenous forces could significantly influence or derail our expectations.

At December 31, 2006, the four Advance Capital I, Inc. Funds held about $1.03 billion in total net assets. Intelligent investment decisions, broad diversification and control of costs remain the building blocks of our philosophy. We fully expect this approach will continue to serve our investors well over time. We thank you for your continued confidence and look forward to providing you with service and results designed to meet or exceed your long term investment objectives. If you have questions or if we may be of service, please call us. Our toll-free number is (800) 345-4783.

/s/ Robert J. Cappelli

Robert J. Cappelli
President
Advance Capital I, Inc.


/s/ Christopher M. Kostiz

Christopher M. Kostiz
President
Advance Capital Management, Inc.

EQUITY GROWTH FUND
-------------------

Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2006]


Summary investment portfolio December 31, 2006

Cash & Others            0.3%
Utilities                0.7%
Basic Materials          1.1%
Energy                   6.0%
Communications          10.2%
Industrial              10.4%
Financial               12.3%
Consumer Cyclical       17.1%
Technology              18.5%
Consumer Non-Cyclical   23.4%


TOP EQUITY HOLDINGS*
CBOT Holdings                  1.02%
Celgene                        0.96%
Rockwell Collins               0.95%
Northern Trust                 0.92%
American Tower                 0.92%
International Game Tech        0.89%
Harley-Davidson                0.89%
Chicago Merc Exchange          0.87%
Crown Castle                   0.86%
Precision Castparts            0.83%


* Percentages based on Total Net Assets



MANAGEMENTS DISCUSSION OF FUND PERFORMANCE
------------------------------------------

2006 RESULTS
A relatively healthy economic environment with extremely strong corporate profit growth led investors to push stock prices higher during the year. For the twelve months ended December 31, 2006, the Equity Growth Fund returned
9.39 percent. In comparison, the Lipper Mid Cap Growth Index returned 11.02 percent and the S&P 400 Mid Cap Index returned 10.32 percent. The Fund is generally more diversified with broader equity weightings relative to the category average. This characteristic results in performance that tends to hold up relatively well in positive market conditions and index beating returns in negative market environments.

WHAT HELPED THE FUND
While the Fund enjoyed respectable returns from its holdings in Information echnology, the strongest returns in the sector were generated by what is considered to be lower quality, more product cycle driven companies. The strategy is to invest in franchise companies with strong intellectual property that are expected to be long term market share gainers within their industry. The Fund's top performing stock was the global biopharmaceutical company Celgene. The company realized strong sales growth in their drug to combat multiple myeloma. CBOT Holdings, which operates derivatives and options exchanges and is being acquired by Chicago Mercantile Exchange was the next best performing stock in the Fund. Wynn Resorts was also a top contributor to the Fund's return for the year. The company had tremendous success in their casino launches in Las Vegas and Macau. Cognizant Technology, American Tower and Marriott were the other top performing stocks in the Fund for 2006.

WHAT HURT THE FUND
The Fund's long term emphasis on the growth segments of Health Care and Information Technology was not rewarded in 2006 as the more value oriented Utility and Materials sectors enjoyed unusually strong returns. Both the Lipper peer group and the Russell Mid Cap Growth Index had more exposure than the Fund to Materials and Utilities and less exposure to Health Care and

Information Technology. These sector weighting differences cost the Fund on a relative basis versus the benchmarks. Stock selection in the Technology sector was relatively weak versus both benchmarks, while stock selection in the Consumer Discretionary sector added value versus both benchmarks. The most disappointing individual stock performers in the Fund were Getty Images, Inc., Bill Barrett Corporation and Neurocrine Biosciences, Inc. Profit margins for Getty Images were squeezed by increased competition, Bill Barrett Corporation weakened as short term oil exploration results disappointed investors and Neurocrine Biosciences had its new insomnia drug rejected by the FDA. Foundation Coal, Marvell Technology Group and Cogent rounded out the other poor performing stocks impacting returns in 2006.

OUTLOOK
After several years of above average growth, the headwinds of a slowing housing sector, elevated energy prices and prospects of lower corporate earnings growth could negatively impact the economy in 2007. We think it would be highly unusual for low quality and cyclical companies to enjoy strong performance for a fourth year in a row. We expect that as the economy begins to slow, investors will focus again on quality growth opportunities and start to deemphasize cyclical companies with high earnings variability. In this environment, we expect that investors will be rewarded by the Equity Growth Fund's diversified style and consistent investment approach in 2007.


PERFORMANCE SUMMARY
$10,000 investment made December 31, 1996. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - EQUITY GROWTH, S&P 400 MID-CAP INDEX, LIPPER MID-CAP GROWTH INDEX AND CONSUMER PRICE INDEX. LINE CHART FOR 1997-2006]


DATA POINTS:
                      S & P     Lipper    Consumer
Date        Equity    400       Mid-Cap   Price Index
--------------------------------------------------------
01/01/97    10,000    10,000    10,000    10,000
06/30/97    10,693    11,299    10,329    10,080
12/31/97    11,769    13,223    11,134    10,171
06/30/98    13,092    14,365    12,332    10,222
12/31/98    13,678    15,748    12,558    10,315
06/30/99    15,620    16,830    14,590    10,428
12/30/99    20,529    18,063    21,816    10,596
06/30/00    23,977    19,685    22,754    10,810
12/31/00    21,985    21,226    18,296    10,962
06/30/01    20,029    21,432    16,016    11,161
12/31/01    18,594    21,100    14,439    11,127
06/30/02    16,376    20,424    11,931    11,272
12/31/02    19,041    18,039    10,330    11,592
06/30/03    16,859    20,278    11,959    11,500
12/31/03    19,779    24,462    13,988    11,603
06/30/04    21,189    25,951    14,727    11,849
12/31/04    22,640    28,495    15,951    11,980
06/30/05    22,539    29,592    15,804    12,148
12/31/05    24,892    32,075    17,479    12,380
06/30/06    25,333    33,436    18,248    12,680
12/31/06    27,229    35,387    19,406    12,692



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                              Past 1        Past 5      Past 10      Value of
                              Year          Years       Years        $10,000
                              ---------     ---------   ---------    ----------
Equity Growth Fund             9.39%         7.92%      10.54%       $27,229
S&P 400 Mid-Cap Index         10.32%        10.89%      13.46%       $35,387
Lipper Mid-Cap Growth Index   11.02%         6.09%       6.85%       $19,406
Consumer Price Index (CPI)     2.52%         2.67%       2.41%       $12,692

BALANCED FUND
--------------

Seeks to provide captial appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.


[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2006]

Summary investment portfolio December 31, 2006


Govt. Agency             1.2%
Cash & Other             1.6%
Mortgage-Backed          4.5%
Investment Grade        22.6%
Mid-Cap Stocks          28.0%
Large Stocks            42.1%



TOP EQUITY HOLDINGS*
General Electric               1.42%
Citigroup                      1.08%
Altria                         1.02%
Microsoft                      0.96%
Wells Fargo                    0.92%

TOP FIXED INCOME HOLDINGS*
Time Warner             9.15%  2023   0.62%
Munich Re               7.45%  2026   0.61%
Spectra Energy Capital  8.00%  2019   0.59%
Comcast Cable           8.38%  2013   0.57%
GNMA                    5.50%  2035   0.57%


* Percentages based on Total Net Assets


MANAGEMENTS DISCUSSION OF FUND PERFORMANCE
------------------------------------------

2006 RESULTS
During the first half of the year, the combination of moderate interest rates and excess risk taking helped the economy post above average growth. By the second half of the year, a dramatically weaker housing market along with higher short-term interest rates and elevated energy prices pushed growth below the long term average. The combination of volatile economic growth and higher short-term interest rates left fixed income investors uncertain about where to invest. In this same environment, equity investors continued to favor small and mid cap stocks ahead of large stocks. In the second half of the year investor sentiment began to shift slightly toward large stocks. For the year, most fixed income securities produced slightly less than coupon
returns while many equity sectors produced double-digit returns.   The
Balanced Fund increased 9.91 percent for the year while the Lipper Balanced Fund Index returned 11.60 percent. In addition, the S&P 500 Index returned
15.78 percent while the Lehman Aggregate Bond Index was up 4.33 percent in 2006.

WHAT HELPED THE FUND
In 2006, several diverse industries and stocks contributed to the Fund's return. The top industry sectors during the year were Technology, Financial Services, Energy and Telecommunications. In Technology, Cisco Systems returned about 60 percent for the year and was the single biggest stock contributor to the Fund's return. Strong demand for their networking products along with a very attractive stock valuation led to a significant rebound in the price of the stock. In the Energy sector, Exxon Mobil, Schlumberger, Baker Hughes and Chevron added quite a bit to performance. Tight supplies and strong demand for petroleum products helped this sector produce stellar results. Goldman Sachs was another top mover in the portfolio as investment banking, asset management and security trading remained robust during the year. Altria, Citigroup and BellSouth rounded out the other top stock contributors to the Fund's return in 2006.

WHAT HURT THE FUND
At the other end of the spectrum, select stocks in the Technology, Energy and Materials sector negatively impacted returns. The Fund's over weighting to Information Technology and tilt toward large growth stocks negatively impacted returns relative to the benchmarks. Poor stock selection within the Semiconductor sector was another detractor from returns. On a security specific level, the decision to under weight Exxon Mobil in favor of smaller Exploration & Production companies and coal companies turned out to be a poor decision. The Oil & Gas group outperformed their service company peers by over 18 percentage points in 2006. Also, the Fund's general under weighting to large value stocks in favor of mid cap growth and large cap growth hurt returns as large value was a top performing sector for the year.

OUTLOOK
The Federal Reserve Board is committed to squelching inflationary pressures at the expense of economic growth. Already, the higher short-term interest rate environment manufactured by the Federal Reserve has led to below average growth in the second half of 2006. In 2007, growth is likely to rebound a bit as the economy works through over supply in the housing market and business activity remains strong. The large amount of cash on corporate balance sheets will drive more deals and activity in the equity markets. In addition, the relatively modest valuation of the major market indexes should help keep equity values on the rise. In this environment, stocks should post modest gains in the year ahead. For fixed income securities, the scenario of modest inflation and average economic growth will likely keep bond prices range bound with only coupon payments to produce the bulk of returns. The Balanced Fund's mix of large stocks, mid cap stocks and high quality fixed income securities should help the fund produce returns consistent or better than the respective benchmarks for the year ahead.



PERFORMANCE SUMMARY
-------------------

$10,000 investment made December 31, 1996. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND, LIPPER BALANCED INDEX, COMPOSITE INDEX
 AND CONSUMER PRICE INDEX.  LINE CHART FOR 1997-2006]


                         Lipper     Composite  Consumer
Date         Balanced    Balanced   Index      Price Index
-------------------------------------------------------------
01/01/97     10,000      10,000     10,000     10,000
06/30/97     11,015      11,115     11,350     10,080
12/31/97     12,050      12,005     12,358     10,171
06/30/98     13,113      13,146     13,862     10,222
12/31/98     13,634      13,810     14,975     10,315
06/30/99     14,301      14,660     15,991     10,428
12/30/99     14,775      15,048     16,806     10,596
06/30/00     15,357      15,311     17,031     10,810
12/31/00     16,272      15,409     16,621     10,962
06/30/01     16,052      15,151     16,224     11,161
12/31/01     16,015      14,910     16,066     11,127
06/30/02     15,457      14,008     15,042     11,272
12/31/02     14,939      13,316     14,541     11,408
06/30/03     16,502      14,497     15,815     11,500
12/31/03     17,920      15,970     17,250     11,603
06/30/04     18,317      16,330     17,619     11,849
12/31/04     19,538      17,406     18,690     11,980
06/30/05     19,656      17,493     18,786     12,148
12/31/05     20,473      18,310     19,428     12,380
06/30/06     20,765      18,721     19,690     12,680
12/31/06     22,500      20,443     21,591     12,692


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                              Past 1        Past 5      Past 10      Value of
                              Year          Years       Years        $10,000
                              ---------     ---------   ---------    ----------
Balanced Fund                  9.91%         7.04%       8.45%       $22.500
Lipper Balanced Index         11.60%         6.51%       7.43%       $20.433
Composite Index*              11.14%         6.08%       8.00%       $21,591
Consumer Price Index (CPI)     2.52%         2.67%       2.41%       $12.692

* Composite Index consists of 60% S&P 500 Index and 40% Lehman Aggregate Bond Index.

RETIREMENT INCOME FUND
----------------------

Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2006]


Summary investment portfolio December 31, 2006


Govt. Agency             0.5%
Cash & Others            2.4%
High Yield              17.1%
Mortgage-Backed         18.4%
Investement Grade       61.6%



TOP EQUITY HOLDINGS*
Spectra Capital      8.00%  2019     1.45%
Time Warner, Inc.    9.15%  2023     0.93%
Morgan Stanley       6.25%  2026     0.91%
GNMA                 7.00%  2031     0.90%
Norsk Hydro          7.75%  2023     0.84%
Noble Drilling       7.50%  2019     0.83%
BB&T Cap Trust II    6.75%  2036     0.82%
Cingular Wireless    8.75%  2031     0.81%
Freddie Gold         7.00%  2032     0.79%
Eastman Chemical     7.25%  2024     0.79%


* Percentages based on Total Net Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

2006 RESULTS
For the year, most sectors of the investment grade fixed income market produced returns which were slightly below their historical averages. The Federal Reserve Board's continued effort to combat inflation by lifting short-term interest rates left investors uncertain about the future direction of interest rates. Early in the year, economic growth was running well ahead of the long term trend which led investors to fear inflation would soon rise. By mid-year, however, high oil prices along with rising mortgage interest rates began to cool economic growth. At the same time, the housing bubble burst which put added pressure on the economy. As this unfolded, inflation concerns subsided a bit and investors aggressively bought long-dated fixed income securities. High yield bonds rebounded nicely for the year and posted returns between 9 to 11 percent, with lower rated bonds showing the best results. For the year the Retirement Income Fund returned 3.97 percent, compared to the Lipper BBB Index which returned 5.28 percent. The Lehman Aggregate Bond Index, which represents investment grade, mortgage-backed and U.S. Treasury securities, returned 4.33 percent for the year.


WHAT HELPED THE FUND
During the year, the focus was to reduce our exposure to high yield bonds and remain defensive against higher inflation and subsequently higher interest rates. Through the first half of the year, this strategy worked very well as long interest rates moved up about 70 basis points and high yield bond returns were marginally positive. By mid year, we suspected that the combination of weak housing activity and elevated short-term interest rates would be a drag on economic growth during the second half of the year and consequently, interest rates would fall. Based on this assessment, we extended the Fund's duration and were rewarded as interest rates declined through the end of December. Long maturing, high quality securities such as Teva Pharmaceuticals and Caterpillar were among the bonds with the highest returns as a result of this strategy. The allocation to high yield bonds also helped returns as several holdings increased in price such as Appleton Paper, Rent-A-Center and Century Aluminum.

WHAT HURT THE FUND
The overall move to reduce the Fund's exposure to high yield bonds proved a negative to performance as the high yield market posted solid returns with the lowest rated securities posting the highest returns for the year. On a security level, several companies in the portfolio were victims of leveraged buyout (LBO) deals which negatively impacted bond prices.

The bond prices of Station Casino, HCA, Sabre Holdings and Harrah's declined markedly as LBO's were announced on these companies. An LBO adds considerably more debt to a company's balance sheet and subordinates existing debt. This usually leads to a steep decline in the price of existing bonds. Long maturing corporate bonds proved a slight negative to portfolio returns as interest rates edged up about 30 basis points for the year.

OUTLOOK
Looking ahead to 2007, the Federal Reserve and the bond market have opposing views on the direction of the economy and inflation. The current inverted yield curve environment, where short-term interest rates are higher than long-term rates, is a relatively rare occurrence. This phenomenon suggests investors expect elevated short-term interest rates to produce economic weakness and muted inflation in the near future. The Federal Reserve, however, remains concerned about the potential of rising inflation and higher economic growth. The divergence in expectations between investors and the Federal Reserve could add volatility to the fixed income markets in 2007.
We expect short-term interest rates to remain elevated for most of 2007, to the detriment of economic growth and to the benefit of more modest core inflation. This scenario should benefit fixed income securities and likely produce modest gains in the year ahead. In the Retirement Income Fund, we plan on maintaining a tilt toward high quality investment grade bonds with slightly longer than average maturity. We are likely to also maintain a bias toward mortgage backed securities and a below average weighting to high yield bonds.



PERFORMANCE SUMMARY
-------------------

$10,000 investment made December 31, 1996. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - RETIREMENT INCOME FUND, LEHMAN AGGREGATE INDEX, LIPPER BBB
 INDEX AND CONSUMER PRICE INDEX.  LINE CHART FOR 1997-2006]


                         Lehman     Lipper BBB   Consumer
Date         Retirement  Aggregate  Index        Price Index
-------------------------------------------------------------
01/01/97     10,000      10,000     10,000       10,000
06/30/97     10,345      10,309     10,347       10,080
12/31/97     11,221      10,964     11,028       10,171
06/30/98     11,691      11,396     11,450       10,222
12/31/98     11,917      11,918     11,687       10,315
06/30/99     11,704      11,754     11,529       10,428
12/31/99     11,639      11,820     11,556       10,596
06/30/00     11,688      12,292     11,832       10,810
12/31/00     12,407      13,195     12,463       10,962
06/30/01     12,966      13,671     12,946       11,161
12/31/01     13,394      14,308     13,395       11,127
06/30/02     13,884      14,849     13,602       11,272
12/31/02     14,573      15,773     14,358       11,408
06/30/03     15,749      16,392     15,432       11,500
12/31/03     15,994      16,420     15,757       11,603
06/30/04     15,944      16,445     15,712       11,849
12/31/04     17,078      17,133     16,593       11,980
06/30/05     17,490      17,564     16,916       12,148
12/31/05     17,469      17,549     16,965       12,380
06/30/06     17,310      17,421     16,868       12,680
12/31/06     18,163      18,309     17,860       12,692



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                              Past 1        Past 5      Past 10      Value of
                              Year          Years       Years        $10,000
                              ---------     ---------   ---------    ----------
Retirement Income Fund         3.97%         6.28%       6.16%       $18,163
Lehman Aggregate Index         4.33%         5.06%       6.23%       $18,309
Lipper BBB Index               5.28%         5.92%       5.97%       $17,860
Consumer Price Index (CPI)     2.52%         2.67%       2.41%       $12.692

CORNERSTONE STOCK FUND
----------------------

Seeks to provide long-term growth of capital by investing primarily in large growth stocks.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2006]


Summary investment portfolio December 31, 2006


Cash & Other                     1.3%
Energy                           6.0%
Financial                       10.0%
Industrial                      10.8%
Consumer Cyclical               12.0%
Communications                  13.6%
Technology                      18.8%
Consumer Non-Cyclical           27.5%



TOP EQUITY HOLDINGS*
Microsoft                       3.26%
General Electric                2.87%
Cisco Systems                   2.86%
Procter & Gamble                2.55%
Johnson & Johnson               2.53%
Google                          2.29%
International Bus. Machines     2.02%
American International Group    1.66%
Goldman Sachs Group             1.53%
Amgen                           1.53%

* Percentages based on Total Net Assets



MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------

2006 RESULTS
The economy posted well above average growth during the first half of the year only to see growth slip below average by the second part of the year. The combination of the Federal Reserve raising short-term interest rates along with dramatically slowing housing activity led to the economic slowdown in the economy. While the economy cooled, corporations continued to post very impressive earnings growth throughout the year. Solid earnings, high cash balances and excess liquidity in the market led to a dramatic rise in leveraged buyout (LBO) deals during the year. Although most stock indices posted fairly impressive returns for the year, returns in the large growth sector generally underperformed the overall market. For the year, the Cornerstone Stock Fund returned 2.08 percent while the S&P 500/Citigroup Growth Index returned 11.02 percent and the Lipper Large Cap Growth Index returned 4.72 percent.

WHAT HELPED THE FUND
After several years of muted returns, large growth stocks showed signs of life over the past year. A few stocks in the Technology and Financial Services sectors produced the best returns in the Fund for 2006. Technology providers Cisco Systems (+60%) and Network Appliance (+45%) benefited from increased demand for their products as businesses reinvested in technology infrastructure during the year. Strong revenue and income growth propelled Goldman Sachs (+56%) while International Game Technology (+50%) benefited from new game consoles and rising demand for electronic games. Other stocks in the Consumer, Technology and Energy sectors added significantly to return.
Disney (+43%), Kohls (+41%), Oracle (40%) and Exxon Mobil (+36%) rounded out the best performing stocks in the Fund.


WHAT HURT THE FUND
The over weighting to Technology and Health Care relative to the benchmarks detracted from the Fund's return in 2006. Ebay (-30%) struggled to maintain its historically high growth trend as competition from Yahoo and Amazon and others heated up. Yahoo's (-35%) dominance as the premier online search engine has been quickly overshadowed by the surge in popularity of Google's more updated approach. Dell (-16%), a leading computer maker, lost ground as prices fell faster than costs and competition remained fierce. Other stocks which negatively impacted the Fund's return included Maxim Integrated Products (-16%), United Health Care (-14%), Amgen (-13%) and Genentech (-12%). Stock selection and the timing of certain stock purchases were also negatives to the Fund's over all return.

OUTLOOK
The combination of moderate inflation, strong corporate earnings and average economic growth should produce a solid environment for equity investments in the year ahead. Also, the prospects of more leveraged buyouts by private equity firms of public companies should provide another catalyst for stock prices to trend higher. For years, large growth has been pegged as overvalued and out-of-favor by investors. Now, large growth stock valuations appear in-line with historical averages and are relatively cheap compared to other equity sectors such as large value or small value. With the economy expected to produce modest growth and inflation a bit elevated, the environment for large growth stocks is one of the best in years. We expect relatively solid results for this sector over the next few years.


PERFORMANCE SUMMARY
--------------------

$10,000 investment made December 31, 1996. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - CORNERSTONE STOCK FUND, LIPPER LARGE GROWTH INDEX, S&p 500
  / CITIGROUP GROWTH AND CONSUMER PRICE INDEX.  LINE CHART FOR 1999-2006]


                                       S&P 500/
                        Lipper Lrg     Citigroup    Consumer Price
Date       Cornerstone  Growth Index   Growth       Index
--------------------------------------------------------------------
12/17/98   10,000       10,000         10,000       10,000
12/31/98   10,464       10,757         10,554       10,020
06/30/99   11,825       12,046         11,692       10,131
12/31/99   13,563       14,502         13,514       10,294
06/30/00   13,604       14,537         13,853       10,501
12/31/00   10,746       11,649         10,508       10,649
06/30/01    9,472        9,690          9,325       10,842
12/31/01    8,734        8,868          9,148       10,809
06/30/02    6,818        7,276          7,601       10,951
12/31/02    6,236        6,375          6,992       11,083
06/30/03    6,871        7,125          7,778       11,171
12/31/03    7,946        8,094          8,785       11,272
06/30/04    8,058        8,270          9,024       11,511
12/31/04    8,359        8,697          9,307       11,638
06/30/05    8,073        8,586          9,134       11,801
12/31/05    8,511        9,356          9,602       12,026
06/30/06    8,143        9,083          9,513       12,317
12/31/06    8,688        9,798         10,661       12,329



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2006

                              Past 1        Past 5      Since        Value of
                              Year          Years       Inception    $10,000
                              ---------     ---------   ---------    ----------
Cornerstone Stock Fund         2.08%        (0.11%)     (1.65%)      $ 8,688
Lipper Large Growth Index      4.72%         2.01%      (0.24%)      $ 9,798
S&P 500 / Citigroup Growth    11.02%         3.32%       0.76%       $10,661
Consumer Price Index (CPI)     2.52%         2.67%       2.50%       $12,316

*Since Inception - 12/17/98


ADVANCE CAPITAL I - EQUITY GROWTH FUND FINANCIAL HIGHLIGHTS


SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                Years ended December 31
-------------------------------------------------------------------------------------------------------
                                                      2006       2005       2004       2003       2002

Net asset value, beginning of year                  $25.42     $24.61     $24.41     $17.87     $22.95

Loss from investment operations*

     Net investment loss                             (0.03)     (0.10)     (0.14)     (0.13)     (0.14)

     Net realized and unrealized gain (loss)
     on investments                                   2.43       2.56       3.67       6.67      (4.94)
                                                   --------   --------   --------    --------   --------

Total from investment operations                      2.40       2.46       3.53       6.54      (5.08)


Less distributions

     Net realized gain on investments                (2.76)     (1.65)     (3.33)      0.00       0.00

     Return of capital                               (0.19)      0.00       0.00       0.00       0.00
                                                   --------   --------   --------    --------   --------

Total distributions                                  (2.95)     (1.65)     (3.33)      0.00       0.00
                                                   --------   --------   --------    --------   --------

Net asset value, end of year                        $24.87     $25.42     $24.61     $24.41     $17.87
                                                   ========   ========   ========    ========   ========

Total Return                                          9.39%      9.94%     14.45%     36.60%    (22.14%)



Ratios and Supplemental Data

     Net assets, end of year (in thousands)       $210,179   $196,254  $174,704    $145,482    $99,120

     Ratio of expenses to average net assets          1.01%      1.00%     1.00%       1.01%      1.01%

     Ratio of net investment loss
      to average net assets                          (0.10%)    (0.39%)   (0.54%)     (0.63%)    (0.68%)

     Portfolio turnover rate                         37.81%     29.60%    43.60%      11.35%     12.03%

*Per share amounts presented are based on average shares outstanding.


                                      See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                Years ended December 31
-------------------------------------------------------------------------------------------------------
                                                    2006       2005       2004       2003       2002

Net asset value, beginning of year                   $17.92     $17.96     $18.45     $15.77     $17.38

Income from investment operations*

     Net investment income                             0.39       0.37       0.44       0.42       0.45

     Net realized and unrealized gain (loss)
       on investments                                  1.37       0.47       1.20       2.68      (1.61)
                                                    --------   --------   --------    --------   --------

Total from investment operations                       1.76       0.84       1.64       3.10      (1.16)

Less distributions

     Net investment income                            (0.29)     (0.37)     (0.44)     (0.42)     (0.45)

     Net realized gain on investments                 (0.90)     (0.51)     (1.69)      0.00       0.00

     Return of capital                                (0.11)      0.00       0.00       0.00       0.00
                                                    --------   --------   --------    --------   --------

Total distributions                                   (1.30)     (0.88)     (2.13)     (0.42)     (0.45)

Net asset value, end of year                         $18.38     $17.92     $17.96     $18.45     $15.77
                                                    ========   ========   ========    ========  ========

Total Return                                           9.91%      4.79%      9.05%     19.96%     (6.72%)


Ratios and Supplemental Data


     Net assets, end of year (in thousands)        $397,635   $377,837   $345,349   $297,707   $223,769

     Ratio of expenses to average net assets           0.93%      0.93%      0.94%      0.97%      0.98%

     Ratio of net investment income
       to average net assets                           2.14%      2.08%      2.35%      2.47%      2.77%

     Portfolio turnover rate                          35.11%     30.22%     39.49%     14.38%     14.57%

*Per share amounts presented are based on average shares outstanding.


                                       See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                Years ended December 31
-------------------------------------------------------------------------------------------------------
                                                    2006       2005       2004       2003       2002

Net asset value, beginning of year                  $ 9.85     $10.16     $10.06     $ 9.73     $ 9.56

Income from investment operations*

     Net investment income                            0.54       0.53       0.56      0.59        0.64

     Net realized and unrealized gain (loss)
       on investments                                (0.16)     (0.30)      0.10      0.34        0.17
                                                    --------   --------   --------   --------   --------

Total from investment operations                      0.38       0.23       0.66      0.93        0.81


Less distributions

     Net investment income                           (0.54)     (0.54)     (0.56)    (0.60)      (0.64)

     Return of capital                               (0.01)      0.00       0.00      0.00        0.00
                                                    --------   --------   --------   -------   --------

Total distributions                                  (0.55)     (0.54)     (0.56)    (0.60)      (0.64)
                                                    --------   --------   --------   -------   --------

Net asset value, end of year                        $ 9.68     $ 9.85     $10.16    $10.06      $ 9.73
                                                    ========   ========   ========  ========   ========

Total Return                                          3.97%      2.28%      6.78%     9.75%       8.80%


Ratios and Supplemental Data

     Net assets, end of year (in thousands)       $402,076   $408,458   $401,610  $201,915    $199,851

     Ratio of expenses to average net assets          0.76%      0.74%      0.76%     0.80%       0.80%

     Ratio of net investment income
       to average net assets                          5.57%      5.34%      5.58%     5.99%       6.70%

     Portfolio turnover rate                         61.72%     55.83%     36.99%    38.02%      22.83%

*Per share amounts presented are based on average shares outstanding.


                                     See Notes to Financial Statements


ADVANCE CAPITAL I - CORNERSTONE STOCK FUND FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)                Years ended December 31
-------------------------------------------------------------------------------------------------------
                                                    2006       2005       2004       2003       2002

Net asset value, beginning of year                  $ 8.32     $ 8.19     $ 7.84     $ 6.18     $ 8.70

Income from investment operations*

     Net investment income                            0.03       0.02       0.05       0.04       0.03

     Net realized and unrealized gain (loss)
       on investments                                 0.14       0.13       0.35       1.66      (2.52)
                                                    -------    -------    -------    -------    --------

Total from investment operations                      0.17       0.15       0.40       1.70      (2.49)

Less distributions

     Net investment income                            0.00      (0.02)     (0.05)     (0.04)     (0.03)

     Return of capital                               (0.04)      0.00       0.00       0.00       0.00
                                                    --------   --------  --------   --------   --------

Total distributions                                  (0.04)     (0.02)     (0.05)     (0.04)     (0.03)

Net asset value, end of year                        $ 8.45     $ 8.32     $ 8.19     $ 7.84     $ 6.18
                                                    ========   ========   ========   ========   ========

Total Return                                          2.08%      1.83%      5.19%     27.44%    (28.63%)


Ratios and Supplemental Data

     Net assets, end of year (in thousands)        $22,165    $42,211    $50,093    $53,067    $40,803

     Ratio of expenses to average net assets          0.80%      0.75%      0.73%      0.73%      0.72%

     Ratio of net investment income
       to average net assets                          0.33%      0.22%      0.68%      0.52%      0.39%

     Portfolio turnover rate                         98.13%     79.39%     30.66%     11.63%     19.78%


*Per share amounts presented are based on average shares outstanding.


                                        See Notes to Financial Statements


ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

Common Stock                    Shares   Value        Common Stock                            Shares    Value
---------------------------------------- ------------ --------------------------------     ----------   ------------
BASIC MATERIALS - 1.1%                                CONSUMER, CYCLICAL - 17.1% (Continued)
 Ecolab, Inc.^                   21,800  $  985,361    Dollar General Corp.^                    25,226  $    404,877
 Sigma-Aldrich Corp.^             6,500     505,180    DreamWorks Animation*^                    9,800       289,002
 Symyx Technologies*             11,000     237,490    Family Dollar Stores, Inc.               20,700       607,131
 Valspar Corp.                   20,800     574,912    Fastenal Co.^                            14,400       516,672
                                                       Fred's, Inc.                             18,000       216,720
COMMUNICATIONS - 10.2%                                 Harley-Davidson, Inc.                    26,400     1,860,408
 Amazon.Com, Inc.*^              14,600     576,116    Harman International                      5,000       499,550
 American Tower Corp.*^          51,600   1,923,648    Hilton Hotels Corp.                      47,900     1,671,710
 Baidu.com - ADR*^                6,800     766,292    HNI Corp.^                                6,000       266,460
 Checkfree Corp.*^               13,000     522,080    International Game Tech.^                40,500     1,871,100
 Check Point Software*           18,200     398,944    KB Home^                                  5,000       256,400
 Citadel Broadcasting Corp.      21,200     211,152    Lennar Corp.^                            13,300       697,718
 Clear Channel Outdoor*^         45,400   1,267,114    Marriott International, Inc.^            36,200     1,724,568
 Crown Castle International*^    55,700   1,799,110    Melco PBL  - ADR*                         4,400        93,544
 Digital River, Inc.*^           11,600     647,164    Men's Wearhouse, Inc.                    13,838       529,423
 EW Scripps Co.^                 10,000     499,400    Meritage Homes Corp.*^                    6,000       286,320
 F5 Networks, Inc.*               6,500     482,365    O'Reilly Automotive, Inc.*^              18,400       589,904
 Getty Images, Inc.*^             9,200     393,944    Panera Bread Co.*^                        7,700       430,507
 Harte-Hanks, Inc.               11,850     328,364    PetSmart, Inc.^                          19,500       562,770
 Juniper Networks, Inc.*^        19,300     365,542    Pulte Homes, Inc.^                        8,400       278,208
 Lamar Advertising Co.*^         19,900   1,301,261    Ross Stores, Inc.                        16,000       468,800
 McAfee, Inc.*                   20,300     576,114    Royal Caribbean Cruises^                 14,500       600,010
 McGraw-Hill Cos., Inc.           6,400     435,328    Shuffle Master, Inc.*^                   27,100       710,020
 Meredith Corp.                   8,100     456,435    Skywest, Inc.                            45,800     1,168,358
 NeuStar, Inc.*^                 14,000     454,160    Southwest Airlines Co.                   70,000     1,071,000
 NII Holdings, Inc.*^            16,600   1,069,704    Staples, Inc.                            31,200       833,040
 Omnicom Group, Inc.             13,700   1,432,198    Starwood Hotels & Resorts                20,300     1,268,750
 Rogers Communications            9,600     572,160    Station Casinos, Inc.^                    4,800       392,016
 Salem Communications*           22,700     271,265    Thor Industries, Inc.^                    9,500       417,905
 SBA Communications*^            58,000   1,595,000    Tiffany & Co.^                           31,200     1,224,288
 Sina Corp.*^                    19,400     556,780    Tim Hortons, Inc.                        12,600       364,896
 Time Warner Telecom*            18,700     372,691    TJX Cos., Inc.^                          47,300     1,347,104
 VeriSign, Inc.*                 30,200     726,310    Toll Brothers, Inc.*                     13,700       441,551
 Websense, Inc.*                 10,600     241,998    Tractor Supply Co.*                       9,400       420,274
 WPP Group PLC - ADR             18,985   1,286,803    Urban Outfitters, Inc.*^                 18,200       419,146
                                                       Williams-Sonoma, Inc.                    19,700       619,368
CONSUMER, CYCLICAL - 17.1%                             Winnebago Industries^                    12,600       414,666
 Advance Auto Parts, Inc.        10,900     387,495    WMS Industries, Inc.*^                   13,000       453,180
 Bed Bath & Beyond, Inc.*        30,200   1,150,620    WW Grainger, Inc.                        13,000       909,220
 Boyd Gaming Corp.                9,500     430,635    Wynn Resorts Ltd*^                       16,800     1,576,680
 Brunswick Corp.                  6,500     207,350
 CDW Corp.^                       8,200     576,624   CONSUMER, NON-CYCLICAL - 23.4%
 Centex Corp.^                    6,500     365,755    Alkermes, Inc.*                          15,100       201,887
 Cheesecake Factory*              8,700     214,020    Allergan, Inc.                           14,404     1,724,735
 Choice Hotels International^    20,200     850,420    American Medical Systems*^               20,700       383,364
 Cintas Corp.                    21,000     833,910    Amylin Pharmaceuticals*^                 12,000       432,840
 Coach, Inc.*                    38,100   1,636,776    Apollo Group, Inc.*^                      6,229       242,744
 Dick's Sporting Goods*^         12,500     612,375    Arthrocare Corp.*                        11,500       459,080



                                          See Notes to Financial Statements



ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


Common Stock                    Shares   Value        Common Stock                            Shares    Value
---------------------------------------- ------------ --------------------------------     ----------   ------------
CONSUMER,NON-CYCLICAL-23.4% (Cont'd)                  CONSUMER, NON-CYCLICAL - 23.4% (Continued)
 Atherogenics, Inc.*^            16,000  $  158,560    Monster Worldwide, Inc.*^                27,600  $  1,287,264
 Avery Dennison Corp.             7,800     529,854    Moody's Corp.^                           13,700       946,122
 Avon Products, Inc.             40,000   1,321,600    Nektar Therapeutics*^                    15,100       229,671
 Becton Dickinson & Co.           5,400     378,810    Neurocrine Biosciences*^                 18,700       194,854
 Celgene Corp.*^                 35,200   2,025,056    Omnicare, Inc.^                           6,100       235,643
 Cephalon, Inc.*                 12,600     887,166    OSI Pharmaceuticals*                      9,500       332,310
 Charles River Laboratories*      7,600     328,700    Patterson Cos., Inc.*^                    9,200       326,692
 ChoicePoint, Inc.*              11,800     464,684    PDL BioPharma, Inc.*^                    11,400       229,596
 Clorox Co.                       5,800     372,070    Qiagen NV*                               55,900       845,767
 Corporate Executive Board       14,000   1,227,800    Quest Diagnostics, Inc.                  13,322       706,066
 Coventry Health Care, Inc.*     21,150   1,058,558    Resmed, Inc.*                            17,000       835,550
 CR Bard, Inc.                   10,000     829,700    Respironics, Inc.*                       13,400       505,850
 Dade Behring Holdings           10,400     414,024    Ritchie Bros Auctioneers                 17,400       931,596
 DaVita, Inc.*                   11,500     654,120    Robert Half International^               34,000     1,262,080
 deCODE genetics, Inc.*^         39,800     180,294    Sepracor, Inc.*^                         13,300       819,014
 Dentsply International, Inc.    17,000     507,450    St Jude Medical, Inc.*                   40,200     1,469,712
 DeVry, Inc.                     13,700     383,600    Techne Corp.*^                           13,700       759,665
 Edwards Lifesciences*            8,000     376,320    Theravance, Inc.*                        14,400       444,816
 Equifax, Inc.                   14,200     576,520    Universal Technical*^                     6,500       144,365
 Express Scripts, Inc.*          19,600   1,403,360    Varian Medical Systems*^                 14,200       674,784
 Gen-Probe, Inc.*                 6,000     314,220    Ventana Medical Systems*^                11,000       473,330
 Genzyme Corp.*                   6,500     400,270    Vertex Pharmaceuticals*^                 20,570       769,729
 H&R Block, Inc.^                14,400     331,776    WM Wrigley Jr Co.^                       22,000     1,137,840
 Health Management               19,500     411,645    Zimmer Holdings, Inc.*^                   9,700       760,286
 Health Net, Inc.*               13,400     652,044
 Healthways, Inc.*^              12,400     591,604   ENERGY - 6.0%
 Henry Schein, Inc.*             14,000     685,720    Bill Barrett Corp.*^                     14,200       386,382
 Hershey Co.^                    18,300     911,340    BJ Services Co.                          12,800       375,296
 Hologic, Inc.*^                  6,900     326,232    Cameron International Corp.*^            31,800     1,686,990
 Humana, Inc.*                   14,500     801,995    Compton Petroleum Corp.*                 33,800       308,256
 Integra LifeSciences*^          10,000     425,900    Consol Energy, Inc.                      11,300       363,069
 Invitrogen Corp.*^               7,100     401,789    Core Laboratories*                        6,600       534,600
 Iron Mountain, Inc.*            26,600   1,099,644    Diamond Offshore^                         6,000       479,640
 ITT Educational Services*^       7,700     511,049    Foundation Coal Holdings                 16,200       514,512
 Kyphon, Inc.*^                  12,000     484,800    Grant Prideco, Inc.*^                    32,900     1,308,433
 Laboratory Corp of America*^     8,200     602,454    Mariner Energy, Inc.*                    22,100       433,160
 LECG Corp.*^                    16,300     301,224    Murphy Oil Corp.                         19,000       966,150
 LifePoint Hospitals, Inc.*      10,000     337,000    Nabors Industries Ltd*^                  17,000       506,260
 Lincare Holdings, Inc.*         17,700     705,168    Smith International, Inc.^               39,600     1,626,372
 Manor Care, Inc.^               19,000     891,480    Ultra Petroleum Corp.*                    9,900       472,626
 Manpower, Inc.                   7,500     561,975    Weatherford International*               20,970       876,336
 Martek Biosciences Corp.*^      11,600     270,744    Williams Cos., Inc.                      46,000     1,201,520
 McCormick & Co., Inc.           11,500     443,440    XTO Energy, Inc.                         13,500       635,175
 Medco Health Solutions*         26,800   1,432,192
 Medimmune, Inc.*^               17,700     572,949   FINANCIAL - 12.3%
 Millennium Pharma.*^            37,100     404,390    Affiliated Managers Group*^               3,400       357,442
 Millipore Corp.*^                5,700     379,620    AMBAC Financial Group                     5,450       485,432
                                                       Arch Capital Group Ltd*                  10,600       716,666



                                          See Notes to Financial Statements




ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006



Common Stock                    Shares   Value        Common Stock                            Shares    Value
---------------------------------------- ------------ --------------------------------     ----------   ------------
FINANCIAL - 12.3% (Continued)                         INDUSTRIAL - 10.4% (Continued)
 Axis Capital Holdings Ltd       12,000  $  400,200    Graco, Inc.                              19,600  $    777,532
 BlackRock, Inc.                  6,300     956,970    IDEX Corp.                                7,450       353,503
 Brown & Brown, Inc.             18,000     507,780    II-VI, Inc.*                             14,200       396,748
 Cbot Holdings, Inc.*            14,200   2,150,874    ITT Corp.^                                7,200       409,104
 Charles Schwab Corp.            22,900     442,886    Jabil Circuit, Inc.                      33,800       829,790
 Chicago Mercantile^              3,600   1,835,100    Joy Global, Inc.                         16,800       812,112
 Cigna Corp.                      5,700     749,949    Landstar System, Inc.^                   24,200       923,956
 City National Corp.              4,500     320,400    National Instruments Corp.               15,250       415,410
 East West Bancorp, Inc.         11,300     400,246    Pall Corp.                               15,000       518,250
 Eaton Vance Corp.               23,000     759,230    Precision Castparts Corp.                22,300     1,745,644
 E*Trade Financial Corp.*        40,400     905,768    Rockwell Collins, Inc.                   31,500     1,993,635
 Federated Investors, Inc.^       9,700     327,666    Roper Industries, Inc.                   13,200       663,168
 First Horizon National Corp.     9,000     376,020    Sealed Air Corp.^                         6,200       402,504
 IntercontinentalExchange*^      15,800   1,704,820    Stericycle, Inc.*^                       10,200       770,100
 International Securities         8,700     407,073    Thermo Fisher Scientific*                10,000       452,900
 Investors Financial Services^   26,900   1,147,823    UTi Worldwide, Inc.^                     45,500     1,360,450
 Janus Capital Group, Inc.^      18,100     390,779    Waters Corp.*                            19,200       940,224
 Lazard Ltd^                     14,500     686,430    Zebra Technologies Corp.*^               11,000       382,690
 Legg Mason, Inc.                 4,700     446,735
 Markel Corp.*                    1,200     576,120   TECHNOLOGY - 18.5%
 Marsh & McLennan Cos.^          16,000     490,560    Activision, Inc.*^                       44,554       768,111
 MBIA, Inc.                       6,500     474,890    Adobe Systems, Inc.*                     15,700       645,584
 Northern Trust Corp.            31,700   1,923,873    Altera Corp.*^                           82,900     1,631,472
 Nuveen Investments, Inc.        18,700     970,156    American Reprographics*^                 16,800       559,608
 Nymex Holdings, Inc.*^           3,300     409,233    Analog Devices, Inc.                     43,100     1,416,697
 OneBeacon Insurance*            16,900     473,200    Autodesk, Inc.*                          43,100     1,743,826
 optionsXpress Holdings^         11,200     254,128    Avid Technology, Inc.*^                   7,800       290,628
 RenaissanceRe Holdings           7,500     450,000    Broadcom Corp.*                          30,800       995,148
 State Street Corp.              17,800   1,200,432    Cadence Design Systems*                  27,000       483,570
 SVB Financial Group*^            8,300     386,946    Citrix Systems, Inc.*                    18,600       503,130
 Synovus Financial Corp.         19,300     595,019    Cognizant Technology*                    18,356     1,416,349
 TD Ameritrade*^                 23,600     381,848    Cognos, Inc.*                             9,500       403,370
 UCBH Holdings, Inc.             19,000     333,640    DST Systems, Inc.*^                       8,200       513,894
 Willis Group Holdings Ltd        9,500     377,245    Dun & Bradstreet Corp.*                   8,500       703,715
                                                       Electronic Arts, Inc.*                   27,600     1,389,936
INDUSTRIAL - 10.4%                                     Factset Research Systems^                10,800       609,984
 Ametek, Inc.                    27,300     869,232    Fairchild Semiconductor*^                21,700       364,777
 CH Robinson Worldwide           20,100     821,889    Fair Isaac Corp.^                        12,150       492,318
 Cogent, Inc.*^                  35,800     394,158    Fidelity National                        10,000       400,900
 Cymer, Inc.*^                    6,500     285,675    Fiserv, Inc.*                             8,500       445,570
 Dolby Laboratories, Inc.*       20,400     632,808    Global Payments, Inc.                    13,000       601,900
 Empresa Brasileira - ADR        16,300     674,983    Hyperion Solutions Corp.*                 9,000       323,460
 Expeditors International^       26,800   1,085,400    Integrated Device Tech.*^                35,100       543,348
 Flir Systems, Inc.*^            14,200     451,986    Intersil Corp.                           16,300       389,896
 Fluor Corp.^                    14,500   1,183,925    Intuit, Inc.*^                           34,500     1,052,595
 Foster Wheeler Ltd*              9,100     501,774    Jack Henry & Associates^                 20,000       428,000
 Garmin Ltd^                      8,800     489,808    Kla-Tencor Corp.                          7,700       383,075
 Gentex Corp.^                   15,000     233,400    Lam Research Corp.*                      12,000       607,440



                                          See Notes to Financial Statements



ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006



                                                       Common Stock, Cash Collateral and    Shares /
Common Stock                    Shares   Value         Repurchase Agreement                   Shares    Value
---------------------------------------- ------------ --------------------------------     ----------   ------------
TECHNOLOGY - 18.5% (Continued)                        UTILITIES - 0.7%
 Linear Technology Corp.^        50,600  $1,534,192    AES Corp.*                               69,000  $  1,520,760
 Marvell Technology Group*^      53,400   1,024,746                                                     -------------
 Maxim Integrated Products^      45,100   1,380,962   TOTAL COMMON STOCK - 99.7%
 MEMC Electronic Materials*      18,200     712,348    (Cost $160,340,525)                               209,499,389
 Microchip Technology, Inc.      52,657   1,721,884
 MoneyGram International^        38,800   1,216,768   INVESTMENT OF CASH COLLATERAL - 36.1%
 National Semiconductor^         56,100   1,272,348    CSFB Enhanced Liquidity Fund         76,041,831    76,041,831
 NAVTEQ Corp.*^                  32,900   1,150,513
 Paychex, Inc.                   41,487   1,640,396   REPURCHASE AGREEMENT - 0.2%
 QLogic Corp.*                   15,200     333,184    Fifth Third Bank, 4.85%, 1/2/07,
 Red Hat, Inc.*^                 41,500     954,500    dated 12/29/06, with maturity value of
 Salesforce.com, Inc.*^          14,800     539,460    $369,691 (Collateralized by $381,000
 Satyam Comp. Svcs. - ADR^       30,000     720,300    Federal Home Loan Bank  obligation,
 SEI Investments Co.^             6,700     399,052    5.3%,  6/20/08, market value $381,20$   369,492       369,492
 Semtech Corp.*                  15,000     196,050                                                     -------------
 Silicon Laboratories, Inc.*^    20,300     703,395   TOTAL INVESTMENTS IN SECURITIES - 136.0%
 Synopsys, Inc.*                 18,600     497,178    (Cost $236,751,848)                               285,910,712
 Teradyne, Inc.*                 25,900     387,464
 THQ, Inc.*^                     19,750     642,270   OTHER ASSETS LESS LIABILITIES - (36.0%)            (75,731,308)
 Xilinx, Inc.                    69,400   1,652,414                                                     -------------
                                                      TOTAL NET ASSETS - 100.0%                         $210,179,404
                                                                                                        =============




* Securities are non-income producing
^ A portion of these securities are on loan. At December 31, 2006, the total market value of the Fund's securities on $73,911,769 and the total market value of the collateral held by the Fund is $76,041,831.

ADR - American Depository Receipt


                                   See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006



Common Stock                     Shares  Value         Common Stock                       Shares   Value
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 1.6%                                 COMMUNICATIONS - 6.4% (Continued)
  Alcoa, Inc.                    25,500  $   765,255     Verizon Communications            19,700  $    733,628
  BHP Billiton Ltd - ADR         27,400    1,089,150     Viacom, Inc.*                     18,097       742,520
  Ecolab, Inc.^                  10,100      456,520     Walt Disney Co.                   27,400       940,642
  International Paper Co.        14,700      501,270     Websense, Inc.*                    4,800       109,584
  Newmont Mining Corp.           12,700      573,405     WPP Group PLC - ADR               26,089     1,768,312
  Rio Tinto PLC - ADR             5,300    1,126,250
  Rohm & Haas Co.                10,000      511,200   CONSUMER, CYCLICAL - 8.3%
  Sigma-Aldrich Corp.^            2,000      155,440     Advance Auto Parts, Inc.           4,800       170,640
  Symyx Technologies*             3,800       82,042     Bed Bath & Beyond, Inc.*          12,800       487,680
  Valspar Corp.                  33,200      917,648     Boyd Gaming Corp.                  4,900       222,117
                                                         Brunswick Corp.                    3,000        95,700
COMMUNICATIONS - 6.4%                                    Carnival Corp.                    15,000       735,750
  Alltel Corp.                   12,086      730,961     CDW Corp.^                         3,400       239,088
  Amazon.Com, Inc.*^              8,000      315,680     Centex Corp.                      12,600       709,002
  America Movil - ADR^           18,900      854,658     Cheesecake Factory*                3,600        88,560
  American Tower Corp.*          22,300      831,344     Choice Hotels International^       9,000       378,900
  Baidu.com - ADR*^               2,900      326,801     Cintas Corp.                      15,400       611,534
  CBS Corp.                      14,897      464,488     Coach, Inc.*                      16,900       726,024
  Checkfree Corp.*^               7,500      301,200     Dick's Sporting Goods*^            6,000       293,940
  Check Point Software*           8,100      177,552     Dollar General Corp.              10,857       174,255
  Cisco Systems, Inc.*          110,400    3,017,232     DreamWorks Animation*              4,100       120,909
  Citadel Broadcasting Corp.      9,100       90,636     Family Dollar Stores, Inc.        38,100     1,117,473
  Clear Channel Outdoor*         19,700      549,827     Fastenal Co.^                      6,300       226,044
  Crown Castle International*^   24,300      784,890     Fred's, Inc.                       6,600        79,464
  Digital River, Inc.*            4,500      251,055     Harley-Davidson, Inc.^            21,900     1,543,293
  EW Scripps Co.^                 4,000      199,760     Harman International               2,200       219,802
  F5 Networks, Inc.*              2,800      207,788     Hilton Hotels Corp.               47,000     1,640,300
  Gannett Co., Inc.              10,300      622,738     HNI Corp.                          3,300       146,553
  Getty Images, Inc.*^            4,000      171,280     Home Depot, Inc.                  51,000     2,048,160
  Harte-Hanks, Inc.               7,900      218,909     International Game Tech.          32,900     1,519,980
  Juniper Networks, Inc.*^        8,400      159,096     KB Home^                           2,200       112,816
  Lamar Advertising Co.*^         9,500      621,205     Lennar Corp.^                     16,400       860,344
  McAfee, Inc.*                   8,800      249,744     Marriott International, Inc.^     32,600     1,553,064
  McGraw-Hill Cos., Inc.         15,400    1,047,508     McDonald's Corp.                  27,700     1,227,941
  Meredith Corp.                 11,400      642,390     Melco PBL  - ADR*                  1,900        40,394
  NeuStar, Inc.*                  5,900      191,396     Men's Wearhouse, Inc.              6,375       243,908
  News Corp.                     28,900      643,314     Meritage Homes Corp.*^            13,000       620,360
  NII Holdings, Inc.*^            7,200      463,968     Nike, Inc.                        10,000       990,300
  Nokia OYJ - ADR                56,800    1,154,176     O'Reilly Automotive, Inc.*^        9,800       314,188
  Omnicom Group, Inc.            19,700    2,059,438     Panera Bread Co.*^                 3,500       195,685
  Rogers Communications           4,400      262,240     PetSmart, Inc.                     8,500       245,310
  Salem Communications*           8,800      105,160     Pulte Homes, Inc.                  3,000        99,360
  SBA Communications*            25,500      701,250     Ross Stores, Inc.                  6,800       199,240
  Sina Corp.*^                    9,200      264,040     Royal Caribbean Cruises^           5,900       244,142
  TELUS Corp.                    15,000      670,050     Shuffle Master, Inc.*^            12,050       315,710
  Time Warner, Inc.              55,400    1,206,612     Skywest, Inc.                     41,300     1,053,563
  Time Warner Telecom*           11,400      227,202     Southwest Airlines Co.            86,500     1,323,450
  VeriSign, Inc.*^               10,100      242,905     Staples, Inc.                     11,400       304,380



                                  See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


Common Stock                     Shares  Value         Common Stock                       Shares   Value
----------------------------------------------------------------------------------------------------------------
CONSUMER, CYCLICAL - 8.3% (Continued)                  CONSUMER, NON-CYCLICAL - 16.4% (Continued)
  Starwood Hotels & Resorts       8,500  $   531,250     Diageo PLC - ADR                   6,800  $    539,308
  Station Casinos, Inc.^          2,700      220,509     Edwards Lifesciences*              3,600       169,344
  Thor Industries, Inc.^          4,700      206,753     Eli Lilly & Co.                   28,300     1,474,430
  Tiffany & Co.^                 13,400      525,816     Equifax, Inc.                      5,500       223,300
  Tim Hortons, Inc.               5,300      153,488     Express Scripts, Inc.*             8,400       601,440
  TJX Cos., Inc.^                50,800    1,446,784     General Mills, Inc.               12,300       708,480
  Toll Brothers, Inc.*            7,100      228,833     Gen-Probe, Inc.*                   3,500       183,295
  Tractor Supply Co.*             4,100      183,311     Genzyme Corp.*                     3,000       184,740
  Urban Outfitters, Inc.*         7,700      177,331     GlaxoSmithKline PLC - ADR^        14,900       786,124
  Wal-Mart Stores, Inc.          60,300    2,784,051     H&R Block, Inc.^                   6,400       147,456
  Williams-Sonoma, Inc.           8,800      276,672     Health Management                  8,100       170,991
  Winnebago Industries^          16,400      539,724     Health Net, Inc.*                  6,000       291,960
  WMS Industries, Inc.*^          5,600      195,216     Healthways, Inc.*^                 5,400       257,634
  WW Grainger, Inc.              16,600    1,161,004     Henry Schein, Inc.*                5,400       264,492
  Wynn Resorts Ltd*^              7,100      666,335     Hershey Co.^                      19,100       951,180
                                                         Hologic, Inc.*^                    2,900       137,112
CONSUMER, NON-CYCLICAL - 16.4%                           Humana, Inc.*                      6,200       342,922
  Abbott Laboratories            30,275    1,474,695     Integra LifeSciences*              3,800       161,842
  Alkermes, Inc.*                 6,400       85,568     Invitrogen Corp.*^                 3,000       169,770
  Allergan, Inc.                  6,370      762,744     Iron Mountain, Inc.*^             11,275       466,109
  Altria Group, Inc.             47,100    4,042,122     ITT Educational Services*^         3,900       258,843
  American Medical Systems*^     12,100      224,092     Johnson & Johnson                 47,700     3,149,154
  Amylin Pharmaceuticals*^        4,200      151,494     Kellogg Co.                        7,000       350,420
  Anheuser-Busch Cos., Inc.      15,000      738,000     Kimberly-Clark Corp.              13,700       930,915
  Apollo Group, Inc.*             2,545       99,179     Kyphon, Inc.*^                     5,400       218,160
  Arthrocare Corp.*               4,800      191,616     Laboratory Corp of America*^       4,200       308,574
  AstraZeneca PLC - ADR          11,200      599,760     LECG Corp.*^                       7,600       140,448
  Atherogenics, Inc.*^            9,700       96,127     LifePoint Hospitals, Inc.*         4,000       134,800
  Avery Dennison Corp.           10,300      699,679     Lincare Holdings, Inc.*^           7,400       294,816
  Avon Products, Inc.^           48,500    1,602,440     Manor Care, Inc.^                  8,200       384,744
  Baxter International, Inc.     28,500    1,322,115     Manpower, Inc.                     3,300       247,269
  Becton Dickinson & Co.          3,300      231,495     Martek Biosciences Corp.*^         4,900       114,366
  Cardinal Health, Inc.           9,000      579,870     McCormick & Co., Inc.              5,700       219,792
  Celgene Corp.*^                15,400      885,962     Medco Health Solutions*           22,698     1,212,981
  Cephalon, Inc.*                 5,300      373,173     Medimmune, Inc.*^                  8,600       278,382
  Charles River Laboratories*     4,200      181,650     Medtronic, Inc.                   14,000       749,140
  ChoicePoint, Inc.*              4,866      191,623     Merck & Co., Inc.                 70,500     3,073,800
  Clorox Co.                      2,500      160,375     Millennium Pharma.*^              16,100       175,490
  Coca-Cola Co.^                 47,800    2,306,350     Millipore Corp.*                   3,300       219,780
  Colgate-Palmolive Co.          19,300    1,259,132     Monster Worldwide, Inc.*          13,500       629,640
  Corporate Executive Board       6,400      561,280     Moody's Corp.                      6,500       448,890
  Coventry Health Care, Inc.*     9,350      467,968     Nektar Therapeutics*^              6,500        98,865
  CR Bard, Inc.                   9,800      813,106     Neurocrine Biosciences*^           8,000        83,360
  Dade Behring Holdings           4,500      179,145     Novartis AG - ADR                 14,000       804,160
  DaVita, Inc.*                   4,650      264,492     Omnicare, Inc.^                    2,500        96,575
  deCODE genetics, Inc.*^        17,200       77,916     OSI Pharmaceuticals*               4,100       143,418
  Dentsply International, Inc.^   5,400      161,190     Patterson Cos., Inc.*^             3,900       138,489
  DeVry, Inc.                     5,700      159,600


                                  See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


Common Stock                     Shares  Value         Common Stock                       Shares   Value
----------------------------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 16.4% (Continued)             ENERGY - 6.8% (Continued)
  PepsiCo., Inc.                 26,900  $ 1,682,595     Royal Dutch Shell - ADR           12,100  $    856,559
  Pfizer, Inc.                  129,886    3,364,047     Schlumberger Ltd                  42,460     2,681,774
  Procter & Gamble Co.           25,500    1,637,355     Smith International, Inc.^        38,100     1,564,767
  PDL BioPharma, Inc.*^           6,700      134,938     Total SA - ADR^                   36,500     2,627,635
  Qiagen NV*                     21,800      329,834     Ultra Petroleum Corp.*            16,200       773,388
  Quest Diagnostics, Inc.        15,388      815,564     Weatherford International*^       26,000     1,086,540
  Resmed, Inc.*                   7,000      344,050     Williams Cos., Inc.               51,200     1,337,344
  Respironics, Inc.*              6,400      241,600     XTO Energy, Inc.                  19,066       897,055
  Ritchie Bros Auctioneers        8,200      439,028
  Robert Half International      13,400      497,408   FINANCIAL - 13.1%
  Schering-Plough Corp.          42,000      992,880     Aflac, Inc.                       22,700     1,044,200
  Sepracor, Inc.*                 5,500      338,690     Affiliated Managers Group*^        1,400       147,182
  St Jude Medical, Inc.*         16,700      610,552     AMBAC Financial Group              2,300       204,861
  Stryker Corp.^                 14,800      815,628     American Express Co.              19,000     1,152,730
  Sysco Corp.^                   26,700      981,492     American International Grp.       38,680     2,771,809
  Techne Corp.*^                  6,500      360,425     TD Ameritrade*^                   10,100       163,418
  Theravance, Inc.*               6,100      188,429     Arch Capital Group Ltd*            4,700       317,767
  UnitedHealth Group, Inc.       11,440      614,671     Axis Capital Holdings Ltd          3,700       123,395
  Universal Technical*            4,200       93,282     Bank of America Corp.             54,726     2,921,821
  UST, Inc.                       9,500      552,900     Bank of New York Co.              27,000     1,062,990
  Varian Medical Systems*         5,800      275,616     BlackRock, Inc.                    3,200       486,080
  Ventana Medical Systems*^       4,500      193,635     Brown & Brown, Inc.                6,400       180,544
  Vertex Pharmaceuticals*^        8,950      334,909     Cbot Holdings, Inc.*               5,900       893,673
  WellPoint, Inc.*               20,100    1,581,669     Charles Schwab Corp.              12,300       237,882
  Western Union Co.              19,252      431,630     Chicago Mercantile                 1,700       866,575
  WM Wrigley Jr Co.^             21,050    1,088,706     Cigna Corp.                        2,500       328,925
  Wyeth                          35,300    1,797,476     Citigroup, Inc.                   77,244     4,302,491
  Zimmer Holdings, Inc.*          4,600      360,548     City National Corp.               12,300       875,760
                                                         Countrywide Financial^            18,598       789,485
ENERGY - 6.8%                                            East West Bancorp, Inc.            5,500       194,810
  Apache Corp.                    8,900      591,939     Eaton Vance Corp.                  9,600       316,896
  Baker Hughes, Inc.^            24,800    1,851,568     E*Trade Financial Corp.*          16,700       374,414
  Bill Barrett Corp.*^            5,900      160,539     Fannie Mae                        16,800       997,752
  BJ Services Co.                21,900      642,108     Federated Investors, Inc.^        18,500       624,930
  BP PLC - ADR                   12,392      831,503     Fifth Third Bancorp.              12,900       527,997
  Cameron International Corp.*^  13,600      721,480     First Horizon National Corp.      19,200       802,176
  Chevron Corp.                  32,642    2,399,840     Freddie Mac                       14,600       991,340
  Compton Petroleum Corp.*       14,100      128,592     Goldman Sachs Group, Inc.         10,300     2,053,305
  Consol Energy, Inc.            24,800      796,824     Hartford Financial                 8,500       793,135
  Core Laboratories*              2,800      226,800     IntercontinentalExchange*^         6,900       744,510
  Devon Energy Corp.              8,200      550,056     International Securities           3,800       177,802
  Diamond Offshore^               2,500      199,850     Investors Financial Services^     11,500       490,705
  Exxon Mobil Corp.              39,402    3,019,375     Janus Capital Group, Inc.^        10,100       218,059
  Foundation Coal Holdings       30,300      962,328     Lazard Ltd                         6,300       298,242
  Grant Prideco, Inc.*^          15,600      620,412     Legg Mason, Inc.                   1,850       175,843
  Mariner Energy, Inc.*           9,200      180,320     Lehman Brothers^                  15,266     1,192,580
  Murphy Oil Corp.^              23,500    1,194,975     Markel Corp.*                        400       192,040
  Nabors Industries Ltd*^         8,100      241,218     Marsh & McLennan Cos.             22,800       699,048


                                  See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006



Common Stock                     Shares  Value         Common Stock                       Shares   Value
----------------------------------------------------------------------------------------------------------------
FINANCIAL - 13.1% (Continued)                          INDUSTRIAL - 7.1% (Continued)
  MBIA, Inc.^                    10,750  $   785,395     ITT Corp.                          4,300  $    244,326
  Mellon Financial Corp.         30,700    1,294,005     Jabil Circuit, Inc.               34,700       851,885
  Merrill Lynch & Co., Inc.      17,200    1,601,320     Joy Global, Inc.                   7,000       338,380
  Morgan Stanley^                17,800    1,447,496     Kennametal, Inc.                   9,800       576,730
  Northern Trust Corp.           25,000    1,517,250     Landstar System, Inc.^            10,400       397,072
  Nuveen Investments, Inc.^      20,700    1,073,916     Lockheed Martin Corp.             10,300       948,321
  Nymex Holdings, Inc.*^          1,500      186,015     National Instruments Corp.         6,650       181,146
  OneBeacon Insurance*            7,200      201,600     Pall Corp.                         4,900       169,295
  optionsXpress Holdings          4,700      106,643     Precision Castparts Corp.         19,700     1,542,116
  Progressive Corp.              19,200      465,024     Rockwell Collins, Inc.            13,600       860,744
  RenaissanceRe Holdings         12,300      738,000     Roper Industries, Inc.             5,100       256,224
  St Joe Co.^                    20,500    1,098,185     Sealed Air Corp.                  12,200       792,024
  St Paul Travelers Cos.         17,800      955,682     Stericycle, Inc.*                  5,000       377,500
  State Street Corp.             22,700    1,530,888     Thermo Fisher Scientific*          4,000       181,160
  SVB Financial Group*^           3,500      163,170     United Technologies Corp.         11,800       737,736
  Synovus Financial Corp.        34,100    1,051,303     UTi Worldwide, Inc.^              19,000       568,100
  UBS AG                         14,400      868,752     Waters Corp.*                      9,100       445,627
  UCBH Holdings, Inc.             8,000      140,480     Zebra Technologies Corp.*^         3,100       107,849
  US Bancorp                     30,928    1,119,284
  Vornado Realty Trust            4,800      583,200   TECHNOLOGY - 8.2%
  Wells Fargo & Co.             102,860    3,657,702     Activision, Inc.*^                19,221       331,370
  Willis Group Holdings Ltd      22,800      905,388     Adobe Systems, Inc.*               8,400       345,408
                                                         Altera Corp.*^                    35,400       696,672
INDUSTRIAL - 7.1%                                        American Reprographics*^           7,100       236,501
  3M Co.                         17,700    1,379,361     Analog Devices, Inc.              49,600     1,630,352
  Agilent Technologies, Inc.*    16,500      573,870     Autodesk, Inc.*                   22,100       894,166
  Ametek, Inc.                   10,700      340,688     Automatic Data Processing         35,500     1,748,375
  Boeing Co.                     13,440    1,194,010     Avid Technology, Inc.*^            3,300       122,958
  Caterpillar, Inc.              16,300      999,679     Broadcom Corp.*                   12,500       403,875
  CH Robinson Worldwide^          8,400      343,476     Cadence Design Systems*^           8,800       157,608
  Cogent, Inc.*^                 13,600      149,736     Citrix Systems, Inc.*              5,800       156,890
  Cymer, Inc.*^                   2,900      127,455     Cognizant Technology*^             8,168       630,243
  Dolby Laboratories, Inc.*       7,400      229,548     Cognos, Inc.*                      4,100       174,086
  Emerson Electric Co.           18,000      793,260     Dell, Inc.*                       26,800       672,412
  Empresa Brasileira - ADR        7,100      294,011     DST Systems, Inc.*                 2,500       156,675
  Expeditors International       11,400      461,700     Dun & Bradstreet Corp.*           11,050       914,830
  Flir Systems, Inc.*^            6,000      190,980     Electronic Arts, Inc.*            12,100       609,356
  Fluor Corp.^                   15,500    1,265,575     Factset Research Systems           5,200       293,696
  Foster Wheeler Ltd*             3,900      215,046     Fairchild Semiconductor*^          9,100       152,971
  Garmin Ltd^                     3,800      211,508     Fair Isaac Corp.                   5,100       206,652
  General Dynamics Corp.         13,800    1,026,030     Fidelity National                  4,700       188,423
  General Electric Co.          151,300    5,629,873     First Data Corp.                  19,252       491,311
  Gentex Corp.                    7,200      112,032     Fiserv, Inc.*                      3,250       170,365
  Graco, Inc.                     9,300      368,931     Global Payments, Inc.              6,600       305,580
  Honeywell International        31,600    1,429,584     Hyperion Solutions Corp.*          6,000       215,640
  IDEX Corp.                      4,050      192,173     Integrated Device Tech.*          14,800       229,104
  II-VI, Inc.*                    6,000      167,640     Intel Corp.                       92,800     1,879,200
  Illinois Tool Works, Inc.^     29,100    1,344,129     Intersil Corp.                     7,300       174,616


                                  See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006






                                                         Common Stock, Cash Collateral and
Common Stock                     Shares  Value                Repurchase Agreement        Shares   Value
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 8.2% (Continued)                          TECHNOLOGY - 8.2% (Continued)
  Intuit, Inc.*                  14,900  $   454,599     Teradyne, Inc.*                   11,200  $    167,552
  Jack Henry & Associates^        9,300      199,020     Texas Instruments, Inc.           32,500       936,000
  Kla-Tencor Corp.^               3,200      159,200     THQ, Inc.*^                        8,850       287,802
  Lam Research Corp.*             4,700      237,914     Xilinx, Inc.                      61,800     1,471,458
  Linear Technology Corp.^       24,000      727,680
  Marvell Technology Group*^     21,200      406,828   UTILITIES - 2.2%
  Maxim Integrated Products      55,400    1,696,348     AES Corp.*                        31,000       683,240
  MEMC Electronic Materials*      7,900      309,206     Allegheny Energy, Inc.*           14,000       642,740
  Microchip Technology, Inc.     50,412    1,648,472     Constellation Energy               5,000       344,350
  Microsoft Corp.               127,400    3,804,164     Duke Energy Corp.                 22,500       747,225
  MoneyGram International^       17,300      542,528     Edison International              12,700       577,596
  National Semiconductor^        54,300    1,231,524     Entergy Corp.                     11,500     1,061,680
  NAVTEQ Corp.*^                 13,500      472,095     Exelon Corp.                      20,250     1,250,843
  Oracle Corp.*                  50,900      872,426     FirstEnergy Corp.                  8,688       523,104
  QLogic Corp.*                   8,600      188,512     FPL Group, Inc.^                  11,000       598,620
  Paychex, Inc.                  17,993      711,443     Pinnacle West Capital^             9,100       460,824
  Red Hat, Inc.*^                18,700      430,100     Progress Energy, Inc.^            10,400       509,392
  Salesforce.com, Inc.*           4,700      171,315     SCANA Corp.                       10,400       422,240
  Satyam Comp. Svcs. - ADR^      14,000      336,140     Southern Co.^                     14,000       516,040
  SEI Investments Co.^            2,700      160,812     TECO Energy, Inc.                 23,500       404,905
  Semtech Corp.*                  8,000      104,560                                               -------------
  Silicon Laboratories, Inc.*^   10,000      346,500   TOTAL COMMON STOCK - 70.1%
  Synopsys, Inc.*                 7,900      211,167     (Cost $219,850,414)                       $278,725,160
                                                                                                   =============




* Securities are non-income producing
^ A portion of these securities are on loan. At December
  31, 2006, the total market value of the Fund's securities on loan is $46,643,738 and the total market value of the collateral held by the Fund is $47,903,627.

ADR - American Depository Receipt


                                  See Notes to Financial Statements




ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 0.6%
  BHP Billiton Finance USA Ltd                     7.250       03/01/2016     $  500,000    $  558,863
  Rohm & Haas Co.                                  9.800       04/15/2020        337,500       414,369
  Westvaco Corp.                                   7.650       03/15/2027      1,500,000     1,560,015

COMMUNICATIONS - 5.3%
  Bell Canada                                      9.500       10/15/2010      1,200,000     1,355,010
  BellSouth Corp.^                                 6.000       10/15/2011      1,500,000     1,538,961
  CBS Corp.                                        8.625       08/01/2012      1,000,000     1,119,384
  CenturyTel, Inc.                                 7.875       08/15/2012      1,500,000     1,626,692
  Cingular Wireless Services, Inc.                 8.750       03/01/2031      1,000,000     1,299,565
  Comcast Cable Communications                     8.375       03/15/2013      2,000,000     2,278,130
  COX Communications, Inc.                         6.850       01/15/2018      1,050,000     1,094,541
  Deutsche Telekom                                 8.000       06/15/2010      1,900,000     2,057,383
  GTE Corp.                                        7.900       02/01/2027      1,000,000     1,040,706
  Michigan Bell Telephone Co.                      7.850       01/15/2022      1,000,000     1,111,383
  News America, Inc.                               6.625       01/09/2008      1,000,000     1,010,884
  Nextel Communications, Inc.                      7.375       08/01/2015      1,000,000     1,025,425
  TW, Inc.                                         9.150       02/01/2023      2,000,000     2,474,174
  Verizon New Jersey, Inc.                         8.000       06/01/2022        650,000       729,355
  Vodafone Group PLC                               5.375       01/30/2015      1,500,000     1,466,097

CONSUMER, CYCLICAL - 1.2%
  DaimlerChrysler                                  7.300       01/15/2012      1,000,000     1,061,525
  Darden Restaurants, Inc.                         7.125       02/01/2016      1,000,000     1,071,281
  May Department Stores Co.                        7.450       09/15/2011      1,000,000     1,066,875
  Sabre Holdings Corp.^                            7.350       08/01/2011      1,500,000     1,449,816

CONSUMER, NON-CYCLICAL - 0.5%
  Anheuser-Busch Cos., Inc.                        7.125       07/01/2017      1,000,000     1,035,888
  SC Johnson & Son, Inc.*                          5.750       02/15/2033      1,000,000       949,498

ENERGY - 1.1%
  Spectra Energy Capital LLC                       8.000       10/01/2019      2,000,000     2,325,110
  Louisiana Land & Exploration                     7.625       04/15/2013      1,000,000     1,106,645
  Premcor Refining Group, Inc.                     7.500       06/15/2015      1,000,000     1,045,775

FINANCIAL - 8.8%
  BankAmerica Institutional*                       7.700       12/31/2026      1,000,000     1,038,455
  Bank of America Corp.                            7.750       08/15/2015      1,250,000     1,438,119
  Bank One Corp.                                  10.000       08/15/2010        750,000       856,136
  Bankers Trust Corp.                              7.500       11/15/2015      1,000,000     1,127,171
  Barnett Capital III                              5.996       02/01/2027      1,000,000       976,513
  BT Capital Trust B                               7.900       01/15/2027        549,000       568,363
  Capital One Financial Corp.                      4.800       02/21/2012      1,000,000       972,310
  CitiFinancial, Inc.                              6.625       06/01/2015      1,250,000     1,342,856
  Comerica Bank                                    7.125       12/01/2013      1,050,000     1,071,684
  Countrywide Home Loans, Inc.                     4.000       03/22/2011      1,500,000     1,424,037
  General Electric Capital Corp.                   5.000       03/30/2019      1,000,000       923,389
  Goldman Sachs Group                              6.875       01/15/2011      1,000,000     1,058,571



                              See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
FINANCIAL - 8.8% (continued)
  Goldman Sachs Group                              6.125       02/15/2033     $ 1,000,000  $ 1,018,963
  Hartford Financial Services Group                7.300       11/01/2015       1,000,000    1,115,929
  HSBC Finance Corp.                               6.375       08/01/2010       1,000,000    1,034,061
  Jefferies Group, Inc.                            7.750       03/15/2012       1,500,000    1,632,651
  JP Morgan Chase Capital XIII                     6.314       09/30/2034       2,000,000    2,005,226
  KeyCorp Capital III                              7.750       07/15/2029       1,500,000    1,766,916
  MBIA, Inc.                                       5.700       12/01/2034       1,000,000      951,856
  Merrill Lynch & Co., Inc.                        6.220       09/15/2026       1,000,000    1,030,465
  Morgan Stanley                                   6.750       10/15/2013       1,000,000    1,069,568
  Morgan Stanley                                   4.750       04/01/2014       1,000,000      956,127
  Munich Re America Corp.                          7.450       12/15/2026       2,122,000    2,419,144
  Nationwide Mutual Insurance Co.*                 6.600       04/15/2034       1,000,000      978,838
  Ohio National Financial Services*                7.000       07/15/2011       1,000,000    1,055,399
  Republic New York Corp.                          7.000       03/22/2011         500,000      530,036
  Santander Financial Issuances                    6.375       02/15/2011       1,000,000    1,035,790
  Societe Generale                                 5.500       09/22/2017       1,000,000      976,123
  SunAmerica, Inc.                                 8.125       04/28/2023       1,000,000    1,240,182
  Washington Mutual, Inc.                          8.250       04/01/2010       1,000,000    1,077,136

GOVERNMENT - 1.2%
  Fannie Mae                                       5.000       12/30/2019       2,000,000    1,942,500
  Freddie Mac                                      6.000       11/20/2015       1,000,000      996,092
  Freddie Mac                                      5.270       09/06/2017       1,915,000    1,891,514

INDUSTRIAL - 2.2%
  Clark Equipment Co.                              8.000       05/01/2023         500,000      593,812
  FedEx Corp.                                      8.760       05/22/2015       1,500,000    1,669,860
  Goodrich Corp.                                   6.800       02/01/2018       1,000,000    1,047,495
  Koninklijke Philips Electronics                  7.250       08/15/2013       1,000,000    1,084,991
  Northrop Grumman                                 6.250       01/15/2010         750,000      763,379
  Siemens*                                         6.125       08/17/2026       1,500,000    1,532,654
  Thomas & Betts Corp.                             7.250       06/01/2013       1,800,000    1,890,171

MORTGAGE SECURITIES - 4.5%
  Fannie Mae Pool                                  6.500       12/01/2032         750,525      768,355
  Fannie Mae Pool                                  7.000       04/01/2033       1,106,059    1,137,157
  Fannie Mae Pool                                  5.030       10/01/2035       1,279,610    1,270,649
  Freddie Mac Gold Pool                            6.500       06/01/2024       1,015,054    1,040,102
  Freddie Mac Gold Pool                            6.500       09/01/2031       1,027,290    1,054,323
  Freddie Mac Gold Pool                            7.000       10/01/2031       1,505,941    1,551,945
  Freddie Mac Gold Pool                            6.500       02/01/2032       1,353,579    1,383,990
  Freddie Mac Gold Pool                            6.500       08/01/2032       1,210,660    1,237,860
  Freddie Mac Gold Pool                            6.500       12/01/2032       1,744,695    1,785,619
  Freddie Mac Gold Pool                            6.500       04/01/2033         780,913      799,230
  Freddie Mac Gold Pool                            6.500       10/01/2034       1,204,769    1,231,836
  Ginnie Mae II pool                               5.500       07/20/2033       1,163,724    1,156,565
  Ginnie Mae II pool                               5.500       09/20/2035       2,268,660    2,252,627
  Ginnie Mae II pool                               6.000       10/20/2035       1,303,511    1,318,556



                                           See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006

                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.6%
  First Data Corp.                                 4.700       08/01/2013     $  1,000,000  $   949,869
  International Business Machines                  8.375       11/01/2019        1,000,000    1,248,221

UTILITIES - 2.3%
  Dominion Resources, Inc.                         7.195       09/15/2014        2,000,000    2,194,622
  Entergy Gulf States, Inc.                        5.250       08/01/2015        1,750,000    1,657,007
  Jersey Central Power & Light Co.                 6.750       11/01/2025          750,000      755,432
  Northern States Power                            8.000       08/28/2012        1,000,000    1,126,380
  PSEG Power LLC                                   5.500       12/01/2015        1,000,000      978,758
  Southern Power Co.                               6.375       11/15/2036        1,000,000      979,003
  TXU Electric Delivery Co.                        6.375       01/15/2015        1,000,000    1,030,777
  TXU Energy Co., LLC                              7.000       03/15/2013          500,000      523,179
                                                                                            -----------

TOTAL FIXED-INCOME SECURITIES - 28.3%
  (Cost $112,283,758)                                                                       112,409,894

INVESTMENT OF CASH COLLATERAL - 12.7%
  CSFB Enhanced Liquidity Fund                                                  50,391,627   50,391,627

REPURCHASE AGREEMENT - 0.9%
  Fifth Third Bank, 4.85%, 1/2/07,
  dated 12/29/06, with maturity value of
  $3,780,685 (Collateralized by $3,891,000
  Federal Home Loan Bank obligation, 5.30%,
  6/20/08, market value $3,893,064)                                            $ 3,778,649    3,778,649
                                                                                            -----------

TOTAL INVESTMENTS IN SECURITIES - 112.0%
  (Cost $386,304,448)                                                                       445,305,330

OTHER ASSETS LESS LIABILITIES - (12.0%)                                                     (47,670,797)
                                                                                           -------------

TOTAL NET ASSETS - 100.0%                                                                 $ 397,634,533
                                                                                          ==============



* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At
  December 31, 2006, the aggregate market value of these securities amounted to $5,554,844 or 1.40% of net assets.

^ A portion of these securities are on loan. At December 31, 2006, the total market value of the Fund's securities on loan is $2,435,199 and the total value of the collateral held by fund is $2,488,000.


                                    See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 5.1%
  AK Steel Corp.^                                  7.875       02/15/2009     $  2,250,000  $  2,250,000
  Appleton Papers, Inc.                            8.125       06/15/2011        2,000,000     2,040,000
  Cascades, Inc.                                   7.250       02/15/2013        1,000,000       997,500
  Century Aluminum Co.                             7.500       08/15/2014        2,800,000     2,838,500
  CRA Finance USA Ltd                              7.125       12/01/2013          500,000       558,653
  Eastman Chemical Co.                             7.250       01/15/2024        3,000,000     3,144,156
  Equistar Chemicals LP                           10.125       09/01/2008          630,000       669,375
  Placer Dome, Inc.                                7.750       06/15/2015        1,500,000     1,686,864
  Westvaco Corp.                                   7.650       03/15/2027        3,000,000     3,120,030
  Weyerhaeuser Co.                                 6.950       08/01/2017        3,000,000     3,122,835

COMMUNICATIONS - 10.7%
  ABC, Inc.                                        8.750       08/15/2021        1,242,000     1,585,481
  Bell Canada                                      9.500       10/15/2010        2,250,000     2,540,646
  CBS Corp.                                        8.625       08/01/2012          750,000       839,538
  Cingular Wireless Services, Inc.                 8.750       03/01/2031        2,500,000     3,248,912
  Comcast Cable Communications                     8.500       05/01/2027        1,000,000     1,228,233
  Comcast Corp.                                   10.625       07/15/2012        1,400,000     1,690,681
  COX Communications, Inc.                         6.850       01/15/2018        1,250,000     1,303,025
  COX Enterprises, Inc.*                           7.375       07/15/2027        1,000,000     1,077,009
  Deutsche Telekom                                 8.250       06/15/2030        2,000,000     2,458,680
  Echostar DBS Corp.                               6.625       10/01/2014        2,000,000     1,950,000
  GCI, Inc.                                        7.250       02/15/2014        2,500,000     2,481,250
  GTE Corp.                                        8.750       11/01/2021        1,500,000     1,824,603
  Harcourt General, Inc.                           8.875       06/01/2022        2,289,000     2,902,862
  Michigan Bell Telephone Co.                      7.850       01/15/2022        2,000,000     2,222,766
  New York Telephone Co.                           6.125       01/15/2010        1,000,000     1,008,774
  News America Holdings, Inc.                      8.500       02/23/2025        2,300,000     2,722,080
  News America, Inc.                               6.625       01/09/2008        1,000,000     1,010,884
  Nextel Communications, Inc.^                     7.375       08/01/2015        2,800,000     2,871,190
  Pacific Bell                                     7.250       11/01/2027        2,000,000     2,059,130
  TW, Inc.                                         9.150       02/01/2023        3,000,000     3,711,261
  Verizon New Jersey, Inc.                         8.000       06/01/2022        1,000,000     1,122,084
  Walt Disney Co.                                  6.300       01/25/2022        1,000,000       992,924

CONSUMER, CYCLICAL - 10.3%
  AmeriQual Group LLC*                             9.000       04/01/2012        2,500,000     2,599,999
  Auburn Hills Trust                              12.375       05/01/2020        1,400,000     2,067,016
  Brown Shoe Co., Inc.                             8.750       05/01/2012        2,640,000     2,785,200
  DaimlerChrysler                                  6.500       11/15/2013        2,500,000     2,566,763
  Darden Restaurants, Inc.                         7.125       02/01/2016        2,000,000     2,142,562
  Harrah's Operating Co., Inc.                     5.375       12/15/2013        2,500,000     2,200,290
  Majestic Star Casino LLC                         9.500       10/15/2010        2,500,000     2,625,000
  Mandalay Resort Group^                           9.375       02/15/2010        2,000,000     2,140,000
  McDonald's Corp.                                 7.310       09/15/2027        2,500,000     2,529,643
  Meritor Automotive, Inc.                         6.800       02/15/2009          348,000       341,040
  Mohawk Industries, Inc.                          7.200       04/15/2012        2,000,000     2,077,340
  MTR Gaming Group, Inc.                           9.750       04/01/2010        1,750,000     1,846,250
  OED Corp.                                        8.750       04/15/2012        2,000,000     1,980,000



                                               See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
CONSUMER, CYCLICAL - 10.3% (continued)
  Sabre Holdings Corp.^                            7.350       08/01/2011     $  2,000,000  $  1,933,088
  Standard-Pacific Corp.^                          9.250       04/15/2012        2,000,000     2,045,000
  Station Casinos, Inc.                            6.875       03/01/2016        2,500,000     2,243,750
  Technical Olympic USA, Inc.^                     9.000       07/01/2010        2,500,000     2,462,500
  Toro Co.                                         7.800       06/15/2027        2,177,000     2,462,457
  WCI Communities, Inc.^                           9.125       05/01/2012        2,500,000     2,381,250

CONSUMER, NON-CYCLICAL - 5.5%
  Aetna, Inc.                                      6.625       06/15/2036        2,000,000     2,138,727
  Anheuser-Busch Cos., Inc.                        7.125       07/01/2017        2,500,000     2,589,723
  Archer-Daniels-Midland Co.                       8.375       04/15/2017        1,000,000     1,213,662
  Biovail Corp.                                    7.875       04/01/2010        2,500,000     2,553,125
  ConAgra Foods, Inc.*                             5.819       06/15/2017        1,243,000     1,229,496
  ConAgra Foods, Inc.                              9.750       03/01/2021          257,000       333,225
  HCA, Inc.                                        7.190       11/15/2015        2,000,000     1,715,468
  President and Fellows of Harvard                 6.300       10/01/2037        1,000,000     1,069,730
  Rent-A-Center, Inc.                              7.500       05/01/2010        2,040,000     2,045,100
  SC Johnson & Son, Inc.*                          5.750       02/15/2033        2,000,000     1,898,996
  Teva Pharmaceutical Finance                      6.150       02/01/2036        3,000,000     2,914,878
  Valassis Communications, Inc.                    6.625       01/15/2009        2,550,000     2,527,688

DIVERSIFIED - 0.6%
  Leucadia National Corp.                          7.000       08/15/2013        2,500,000     2,537,499

ENERGY - 7.2%
  Anadarko Petroleum Corp.                         7.200       03/15/2029        2,860,000     3,139,624
  Burlington Resources, Inc.                       9.125       10/01/2021          700,000       928,430
  ConocoPhillips                                   7.125       03/15/2028        1,000,000     1,028,770
  Devon OEI Operating, Inc.                        7.500       09/15/2027        2,500,000     2,828,253
  Louisiana Land & Exploration                     7.625       04/15/2013        1,000,000     1,106,646
  Louisiana Land & Exploration                     7.650       12/01/2023          750,000       899,998
  Noble Drilling Corp.                             7.500       03/15/2019        3,000,000     3,313,647
  Norsk Hydro ASA                                  7.750       06/15/2023        2,800,000     3,358,572
  OPTI Canada, Inc.*^                              8.250       12/15/2014        2,000,000     2,055,000
  Spectra Energy Capital LLC                       8.000       10/01/2019        5,000,000     5,812,775
  TransCanada Corp.                                5.850       03/15/2036        3,000,000     2,923,935
  USX Corp.                                        9.375       02/15/2012          750,000       881,328
  USX Corp.                                        9.375       05/15/2022          385,000       518,597

FINANCIAL - 24.8%
  Amvescap PLC                                     5.375       02/27/2013        2,000,000     1,979,276
  BAC Capital Trust XI                             6.625       05/23/2036        1,000,000     1,079,184
  Bankers Trust Corp.                              7.500       11/15/2015        2,500,000     2,817,928
  Barclays Bank PLC                                6.278                         2,000,000     2,009,639
  BB&T Capital Trust II                            6.750       06/07/2036        3,000,000     3,275,832
  Cigna Corp.                                      7.650       03/01/2023        1,500,000     1,691,516
  Cigna Corp.                                      7.875       05/15/2027        1,000,000     1,179,990
  CIT Capital Trust I                              7.700       02/15/2027        2,000,000     2,074,854
  Citigroup, Inc.                                  6.000       10/31/2033        3,000,000     3,072,572
  Comerica Bank                                    7.125       12/01/2013        1,500,000     1,530,977


                                             See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
FINANCIAL - 24.8% (continued)
  Comerica Bank                                    8.375       07/15/2024     $  1,300,000  $  1,489,466
  E*Trade Financial Corp.                          8.000       06/15/2011        2,500,000     2,612,500
  Fairfax Financial Holdings Ltd                   7.750       04/26/2012        1,000,000       985,000
  Farmers Insurance Exchange*                      8.625       05/01/2024        2,000,000     2,398,914
  Fidelity National Financial, Inc.                7.300       08/15/2011        2,500,000     2,625,078
  GAMCO Investors, Inc.                            5.500       05/15/2013        1,000,000       976,556
  General Electric Capital Corp.                   5.000       03/30/2019        3,000,000     2,770,167
  GMAC LLC                                         6.125       08/28/2007        2,000,000     2,000,392
  Goldman Sachs Group*                             8.000       03/01/2013        2,500,000     2,794,998
  Hartford Financial Services Group                7.300       11/01/2015        1,500,000     1,673,894
  HSBC America Capital Trust II*                   8.380       05/15/2027        1,000,000     1,050,198
  HSBC Finance Corp.                               6.375       08/01/2010        1,000,000     1,034,061
  Jefferies Group, Inc.                            7.750       03/15/2012        2,555,000     2,780,949
  JPM Capital Trust II                             7.950       02/01/2027        1,000,000     1,040,628
  JPMorgan Chase & Co.                             6.625       03/15/2012          500,000       527,396
  KeyCorp Capital III                              7.750       07/15/2029        2,500,000     2,944,860
  Kingsway America, Inc.                           7.500       02/01/2014        2,500,000     2,535,155
  Lehman Brothers Holdings, Inc.                   8.500       08/01/2015        2,000,000     2,386,574
  Lincoln National Corp.                           7.000       03/15/2018          891,000       981,434
  Loews Corp.                                      8.875       04/15/2011        1,440,000     1,609,556
  MBIA, Inc.                                       5.700       12/01/2034        2,000,000     1,903,712
  MBNA Capital A                                   8.278       12/01/2026        2,000,000     2,084,824
  Mellon Capital II                                7.995       01/15/2027        1,000,000     1,041,056
  Merrill Lynch & Co., Inc.                        6.750       06/01/2028        2,000,000     2,195,080
  Merrill Lynch & Co., Inc.^                       6.220       09/15/2026        1,000,000     1,030,465
  Morgan Stanley^                                  6.250       08/09/2026        3,500,000     3,659,901
  Nationwide Mutual Insurance Co.*                 6.600       04/15/2034        1,000,000       978,838
  NCNB Corp.                                      10.200       07/15/2015        1,000,000     1,303,898
  New England Mutual Life                          7.875       02/15/2024        1,650,000     1,996,941
  Ohio National Financial Services*                7.000       07/15/2011        2,000,000     2,110,798
  Providian Capital I*                             9.525       02/01/2027        2,000,000     2,099,734
  Republic New York Corp.                          9.125       05/15/2021        1,000,000     1,290,939
  Santander Financial Issuances                    6.375       02/15/2011          750,000       776,843
  Societe Generale                                 5.500       09/22/2017        2,000,000     1,952,246
  SunAmerica, Inc.                                 8.125       04/28/2023        2,000,000     2,480,364
  SunTrust Banks, Inc.                             6.000       02/15/2026        1,880,000     1,919,672
  SunTrust Capital II                              7.900       06/15/2027          737,000       768,565
  Travelers Property Casualty Corp.                7.750       04/15/2026        2,000,000     2,386,170
  Union Planters Capital Trust A                   8.200       12/15/2026        2,750,000     2,864,400
  US Trust Capital Trust A*                        8.414       02/01/2027        1,000,000     1,044,568
  Washington Mutual, Inc.                          8.250       04/01/2010        2,500,000     2,692,840
  XL Capital Ltd                                   6.375       11/15/2024        3,000,000     3,118,656

GOVERNMENT - 0.5%
  Fannie Mae                                       6.000       03/09/2021        2,000,000     1,980,625

INDUSTRIAL - 8.8%
  Burlington Northern, Inc.                        8.750       02/25/2022        2,000,000     2,555,730
  Case New Holland, Inc.                           9.250       08/01/2011        1,500,000     1,588,125


                                              See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
INDUSTRIAL - 8.8% (continued)
  Caterpillar, Inc.                                6.050       08/15/2036     $  2,500,000  $  2,573,340
  Clark Equipment Co.                              8.000       05/01/2023          500,000       593,812
  CSX Transportation, Inc.                         9.750       06/15/2020        1,500,000     2,004,270
  FedEx Corp.                                      9.650       06/15/2012        1,047,000     1,246,871
  FedEx Corp.                                      7.630       01/01/2015        1,000,000     1,085,690
  FedEx Corp.                                      8.760       05/22/2015          750,000       834,930
  Goodrich Corp.                                   6.800       02/01/2018        1,500,000     1,571,243
  Gulfmark Offshore, Inc.                          7.750       07/15/2014        2,375,000     2,422,500
  Ingersoll-Rand Co.                               9.000       08/15/2021          305,000       389,361
  Joy Global, Inc.*                                6.000       11/15/2016        1,000,000       994,023
  Koninklijke Philips Electronics                  7.250       08/15/2013        2,000,000     2,169,982
  Northrop Grumman                                 9.375       04/15/2021        1,000,000     1,307,885
  Pactiv Corp.                                     7.950       12/15/2025        2,500,000     2,785,228
  PHI, Inc.                                        7.125       04/15/2013        2,000,000     1,935,000
  Siemens*                                         6.125       08/17/2026        3,000,000     3,065,307
  Stagecoach Transport Holdings                    8.625       11/15/2009          500,000       532,209
  Teekay Shipping Corp.                            8.875       07/15/2011        1,500,000     1,610,625
  Thomas & Betts Corp.                             7.250       06/01/2013        2,500,000     2,625,238
  United Technologies Corp.                        8.750       03/01/2021        1,000,000     1,310,040

MORTGAGE SECURITIES - 18.4%
  Countrywide                                      5.000       11/25/2035        2,474,000     2,289,996
  Countrywide                                      7.000       02/25/2036        2,546,492     2,595,675
  Countrywide                                      6.250       07/25/2036          990,667       999,793
  Countrywide                                      6.000       07/25/2036          766,051       761,367
  Credit Suisse Mortgage Capital                   6.500       03/25/2036          896,078       907,810
  Credit Suisse Mortgage Capital                   6.250       06/25/2036        2,803,757     2,819,249
  Fannie Mae Pool                                  6.500       07/01/2029          836,526       857,998
  Fannie Mae Pool                                  6.500       08/01/2029        1,065,046     1,092,384
  Fannie Mae Pool                                  7.000       02/01/2032        2,245,492     2,319,033
  Fannie Mae Pool                                  7.000       03/01/2032        2,095,390     2,155,502
  Fannie Mae Pool                                  6.500       04/01/2032        1,780,258     1,821,063
  Fannie Mae Pool                                  6.500       06/01/2032        2,558,848     2,617,498
  Fannie Mae Pool                                  6.000       11/01/2032        2,369,991     2,393,207
  Fannie Mae Pool                                  6.500       12/01/2032        2,136,111     2,186,858
  Fannie Mae Pool                                  7.000       04/01/2033        1,729,990     1,778,631
  Fannie Mae Pool                                  6.000       04/01/2035        2,290,828     2,310,143
  Fannie Mae Pool                                  5.030       10/01/2035        2,146,714     2,131,681
  Fannie Mae Pool                                  7.000       08/01/2036        2,929,515     3,007,025
  Freddie Mac Gold Pool                            6.500       06/01/2024        2,368,458     2,426,904
  Freddie Mac Gold Pool                            6.500       09/01/2031        1,680,352     1,724,571
  Freddie Mac Gold Pool                            7.000       10/01/2031        2,570,013     2,648,523
  Freddie Mac Gold Pool                            6.500       02/01/2032        2,167,845     2,216,550
  Freddie Mac Gold Pool                            6.500       05/01/2032        3,013,454     3,081,157
  Freddie Mac Gold Pool                            7.000       05/01/2032        3,066,611     3,152,589
  Freddie Mac Gold Pool                            6.500       08/01/2032        1,614,213     1,650,479
  Freddie Mac Gold Pool                            6.500       04/01/2033        2,342,737     2,397,689
  Freddie Mac Gold Pool                            7.000       09/01/2033          802,900       825,517



                                              See Notes to Financial Statements



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


                                                                              Principal
          Fixed Income Securities                 Coupon       Maturity       Amount        Value
------------------------------------------------------------------------------------------------------
MORTGAGE SECURITIES - 18.4% (continued)
  Freddie Mac Gold Pool                            6.500       10/01/2034     $  1,471,068  $  1,504,118
  Freddie Mac Gold Pool                            6.000       04/01/2035        2,425,185     2,443,668
  Freddie Mac Gold Pool                            6.000       10/01/2035        2,484,981     2,503,920
  Ginnie Mae I pool                                7.000       06/15/2031        1,507,652     1,558,418
  Ginnie Mae I pool                                7.000       12/15/2031        3,480,240     3,596,836
  Ginnie Mae II pool                               7.000       09/20/2029        2,233,293     2,299,382
  Ginnie Mae II pool                               6.000       10/20/2035        2,582,654     2,612,463
  Lehman Mortgage Trust                            6.533       04/25/2036        2,585,009     2,626,164

TECHNOLOGY - 0.6%
  International Business Machines                  8.375       11/01/2019        2,000,000     2,496,442

UTILITIES - 5.1%
  Dominion Resources, Inc.                         8.125       06/15/2010        2,500,000     2,711,075
  Entergy Louisiana LLC                            5.090       11/01/2014        2,500,000     2,373,708
  Hydro Quebec                                     8.400       01/15/2022          300,000       391,275
  Jersey Central Power & Light Co.                 6.750       11/01/2025        1,619,000     1,630,726
  Ohio Power Co.                                   6.375       07/15/2033        2,000,000     1,945,160
  PSEG Power LLC                                   5.500       12/01/2015        1,500,000     1,468,137
  Reliant Energy HL&P                              9.150       03/15/2021        2,300,000     2,919,284
  Southern Co Capital Funding, Inc.                5.750       11/15/2015        2,000,000     1,999,182
  Southern Power Co.                               6.375       11/15/2036        2,000,000     1,958,006
  TXU Electric Delivery Co.                        6.375       01/15/2015        1,000,000     1,030,777
  TXU Energy Co., LLC                              7.000       03/15/2013        2,000,000     2,092,716
                                                                                              ----------

TOTAL FIXED INCOME SECURITIES - 97.6%
  (Cost $389,540,115)                                                                        392,414,403

INVESTMENT OF CASH COLLATERAL - 5.3%
  CSFB Enhanced Liquidity Fund                                                  21,266,868    21,266,868

REPURCHASE AGREEMENT - 0.8%
  Fifth Third Bank, 4.85%, 1/2/07,
  dated 12/29/06, with maturity value of
  $3,381,704 (Collateralized by $3,480,000
  Federal Home Loan Bank obligation, 5.30%,
  6/20/08, market value $3,481,846)                                            $ 3,379,883     3,379,883
                                                                                              ----------

TOTAL INVESTMENTS IN SECURITIES - 103.7%
  (Cost $414,186,866)                                                                        417,061,154

OTHER ASSETS LESS LIABILITIES - (3.7%)                                                       (14,985,474)
                                                                                             ------------

TOTAL NET ASSETS - 100.0%                                                                  $ 402,075,680
                                                                                           ==============


^A portion of these securities are on loan. At December 31, 2006, the total market value of the Fund's securities on loan is $20,783,174 and the total market value of the collateral held by Fund is $21,266,868.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At
December 31, 2006, the aggregate market value of these securities amounted to $25,397,878 or 6.32% of net assets.

                                       See Notes to Financial Statements



ADVANCE CAPITAL I - CORNERSTONE STOCK FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2006


Common Stock                   Shares  Value       Common Stock                       Shares   Value
-------------------------------------------------  --------------------------------------------------------
COMMUNICATIONS - 13.6%                             CONSUMER, NON-CYCLICAL - 27.5% (Continued)
  America Movil - ADR           2,750  $ 124,355     Coca-Cola Co.^                     4,150  $    200,238
  Cisco Systems, Inc.*         23,200    634,056     Eli Lilly & Co.                    3,100       161,510
  Comcast Corp.*^               4,500    190,485     Forest Laboratories, Inc.*         1,600        80,960
  Corning, Inc.*                7,100    132,841     Genentech, Inc.*                   3,850       312,351
  eBay, Inc.*                   9,700    291,679     Genzyme Corp.*                     1,450        89,291
  Google, Inc.*                 1,100    506,528     Gilead Sciences, Inc.*             3,150       204,530
  IAC/InterActiveCorp.*         1,400     52,024     Johnson & Johnson                  8,500       561,170
  McGraw-Hill Cos., Inc.        1,250     85,025     McKesson Corp.                     1,300        65,910
  Motorola, Inc.                7,150    147,004     Medtronic, Inc.                    4,850       259,524
  Qualcomm, Inc.                7,400    279,646     Monster Worldwide, Inc.*           1,750        81,620
  Sprint Nextel Corp.           6,794    128,339     Moody's Corp.                        550        37,983
  Walt Disney Co.               4,000    137,320     PepsiCo., Inc.                     5,050       315,878
  Yahoo!, Inc.*^               12,000    306,480     Pfizer, Inc.                      12,275       317,923
                                                     Procter & Gamble Co.               8,800       565,048
CONSUMER, CYCLICAL - 12.0%                           Quest Diagnostics, Inc.              900        47,700
  American Eagle Outfitters     2,250     70,223     St Jude Medical, Inc.*             2,250        82,260
  Bed Bath & Beyond, Inc.*      2,000     76,200     Stryker Corp.                      1,550        85,421
  Best Buy Co., Inc.            2,050    100,840     Teva Pharmaceutical - ADR          5,100       158,508
  Coach, Inc.*                  1,650     70,884     UnitedHealth Group, Inc.           4,000       214,920
  Coldwater Creek, Inc.*^       2,800     68,656     Varian Medical Systems*^           2,500       118,800
  Costco Wholesale Corp.        2,300    121,601     WellPoint, Inc.*                   2,250       177,053
  CVS Corp.                     3,250    100,458     Western Union Co.                  5,050       113,221
  Fastenal Co.                  1,300     46,644     Whole Foods Market                 1,050        49,277
  Harrah's Entertainment        1,050     86,856     Wyeth                              3,700       188,404
  Home Depot, Inc.              7,050    283,128
  International Game Tech.      2,450    113,190   ENERGY - 6.0%
  Kohl's Corp.*                 1,900    130,017     Baker Hughes, Inc.                 1,400       104,524
  Las Vegas Sands Corp.*        1,500    134,220     Cameron International Corp.*       1,000        53,050
  Lowe's Cos., Inc.             7,300    227,395     ConocoPhillips                     1,499       107,853
  Nike, Inc.                      650     64,370     EOG Resources, Inc.                  950        59,328
  Staples, Inc.                 4,800    128,160     Exxon Mobil Corp.                  3,544       271,577
  Starbucks Corp.*              4,250    150,535     Halliburton Co.                    4,100       127,305
  Target Corp.                  3,250    185,413     Occidental Petroleum               1,350        65,921
  Urban Outfitters, Inc.*^      2,800     64,484     Peabody Energy Corp.               2,000        80,820
  Walgreen Co.                  3,000    137,670     Schlumberger Ltd                   3,950       249,482
  Wal-Mart Stores, Inc.         6,500    300,105     Smith International, Inc.          1,150        47,231
                                                     Valero Energy Corp.                1,500        76,740
CONSUMER, NON-CYCLICAL - 27.5%                       Weatherford International*         1,800        75,222
  Abbott Laboratories           4,050    197,276
  Altria Group, Inc.            3,700    317,534   FINANCIAL - 10.0%
  Amgen, Inc.*                  4,950    338,135     American Express Co.               4,550       276,049
  Archer-Daniels-Midland Co.    1,400     44,744     American International Grp.        5,137       368,117
  AstraZeneca PLC - ADR         2,000    107,100     Chicago Mercantile                   300       152,925
  Becton Dickinson & Co.        1,000     70,150     Citigroup, Inc.                    3,516       195,841
  Biogen Idec, Inc.*            2,000     98,380     Franklin Resources, Inc.           1,000       110,170
  Cardinal Health, Inc.         2,050    132,082     Goldman Sachs Group, Inc.          1,700       338,895
  Caremark Rx, Inc.             2,700    154,197     JPMorgan Chase & Co.               3,000       144,900
  Celgene Corp.*                2,500    143,825     Legg Mason, Inc.                   1,400       133,070


                                              See Notes to Financial Statements



                                                     Common Stock, Cash Collateral and Shares /
Common Stock                   Shares  Value         Repurchase Agreement              Principal  Value
------------------------------------------------------------------------------------------------------------
FINANCIAL - 10.0% (Continued)                      TECHNOLOGY - 18.8% (Continued)
  Lehman Brothers               1,000  $  78,120     Dell, Inc.*                        6,100     $ 153,049
  Merrill Lynch & Co., Inc.     1,400    130,340     Electronic Arts, Inc.*             3,550       178,778
  State Street Corp.            1,300     87,672     EMC Corp.*                         7,900       104,280
  Wells Fargo & Co.             5,800    206,248     First Data Corp.                   5,050       128,876
                                                     Hewlett-Packard Co.                5,000       205,950
INDUSTRIAL - 10.8%                                   International Bus. Machines        4,600       446,890
  3M Co.                        2,200    171,446     Lam Research Corp.*                1,500        75,930
  Boeing Co.                    2,250    199,890     Marvell Technology Group*^         5,000        95,950
  Burlington Northern           1,450    107,025     Maxim Integrated Products          3,200        97,984
  Caterpillar, Inc.             3,150    193,190     Microchip Technology, Inc.         2,550        83,385
  CH Robinson Worldwide^        2,350     96,092     Microsoft Corp.                   24,200       722,612
  Danaher Corp.^                1,300     94,172     National Semiconductor^            1,000        22,680
  Expeditors International      1,950     78,975     Network Appliance, Inc.*           2,500        98,200
  Garmin Ltd^                   1,050     58,443     Nvidia Corp.*                      1,500        55,515
  General Dynamics Corp.        1,600    118,960     Oracle Corp.*                     12,600       215,964
  General Electric Co.         17,100    636,291     Paychex, Inc.                      3,500       138,390
  Honeywell International       1,500     67,860     SanDisk Corp.*                     1,600        68,848
  Illinois Tool Works, Inc.     1,800     83,142     SAP AG - ADR                       1,600        84,960
  L-3 Communications              600     49,068     Texas Instruments, Inc.            6,000       172,800
  Lockheed Martin Corp.         1,300    119,691     Xilinx, Inc.                       4,900       116,669
  United Parcel Service, Inc.   2,900    217,442                                               -------------
  United Technologies Corp.     2,000    125,040   TOTAL COMMON STOCK - 98.7%
                                                     (Cost $20,610,736)                          21,887,508
TECHNOLOGY - 18.8%
  Adobe Systems, Inc.*          3,700    152,144   INVESTMENT OF CASH COLLATERAL - 5.4%
  Altera Corp.*                 3,000     59,040     CSFB Enhanced Liquidity Fund   1,189,175     1,189,175
  Apple, Inc.*                  3,100    263,004
  Applied Materials, Inc.       9,000    166,050   TOTAL INVESTMENTS IN SECURITIES - 104.1%
  Autodesk, Inc.*               1,500     60,690     (Cost $21,799,911)                          23,076,683
  Broadcom Corp.*               2,925     94,507
  Citrix Systems, Inc.*         1,000     27,050   OTHER ASSETS LESS LIABILITIES - (4.1%)          (911,854)
  Cognizant Technology*           900     69,444                                               -------------
                                                   TOTAL NET ASSETS - 100.0%                   $ 22,164,829
                                                                                               =============



* Securities are non-income producing
^ A portion of these securities are on loan. At
  December 31, 2006, the total market value of the Fund's securities on loan is $1,155,884 and the total market value of the collateral held by the Fund is $1,189,175.

ADR - American Depository Receipts
                                     See Notes To Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                              EQUITY        BALANCED       RETIREMENT       CORNERSTONE
                                              GROWTH FUND   FUND           INCOME FUND      STOCK FUND
                                              -----------   -------------  ---------------  ------------
ASSETS

  Investments in securities at value          $285,910,712  $445,305,330   $417,061,154     $ 23,076,683
   (Cost $236,751,848;$386,304,448;
   $414,186,866; $21,799,911, respectively)
  Cash                                              11,519             0              0                0

  Receivables
   Dividends and interest                           90,304     2,209,079      6,265,098           21,321

   Securities sold                                       0             0              0        1,535,730

   Capital shares receivable                       219,181       904,391        442,686                0

   Securities lending income                        17,574        15,600          5,402              397

  Prepaid expenses                                   8,447        12,600         13,293            4,633
                                              ------------  ------------   ---------------  -------------
Total assets                                   286,257,737   448,447,000    423,787,633       24,638,764

LIABILITIES

  Accounts payable and accrued expenses             13,835        11,526          9,807            3,355

  Cash overdraft                                         0             0              0          683,626

  Payable for return of collateral received     76,041,831    50,391,627     21,266,868        1,189,175

  Capital shares payable                            22,667       400,915        394,722          596,524

  Distributions payable                                  0         8,399         40,556            1,255

  Total liabilities                             76,078,333    50,812,467     21,711,953        2,473,935
                                              ------------  ------------   ---------------  -------------
  Net assets                                  $210,179,404  $397,634,533   $402,075,680     $ 22,164,829
                                              ============  ============   ===============  =============

NET ASSETS
  Paid-in capital                             $157,777,974  $336,313,322   $412,019,585     $ 47,390,667

  Accumulated undistributed net
   investment income                             3,242,566     2,340,446        500,538          142,950

  Accumulated undistributed net realized
   loss on investments                                   0       (20,117)   (13,318,731)     (26,645,560)

  Net unrealized appreciation in value
   of investments                               49,158,864    59,000,882      2,874,288        1,276,772
                                              ------------  ------------   ---------------  -------------

  Net assets                                  $210,179,404  $397,634,533   $402,075,680     $ 22,164,829
                                              ============  ============   ===============  =============

SHARES OUTSTANDING                               8,451,405    21,639,326     41,519,916        2,622,126
                                              ============  ============   ===============  =============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                       $ 24.87       $ 18.38         $ 9.68           $ 8.45
                                              ============  ============   ===============  =============


                                       See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006


                                              EQUITY        BALANCED       RETIREMENT       CORNERSTONE
                                              GROWTH FUND   FUND           INCOME FUND      STOCK FUND
                                              -----------   -------------  ---------------  ------------
INVESTMENT INCOME

  Interest                                    $    19,452   $ 7,582,912    $ 25,535,859     $    32,129

  Dividends                                     1,642,857     4,238,631               0         345,121

  Securities lending income, net                  208,389       158,405          68,878          14,811
                                              -----------   -------------  ---------------  ------------
  Total investment income                       1,870,698    11,979,948      25,604,737         392,061


EXPENSES

  Investment advisory fees                      1,430,077     2,445,889       1,819,571         139,020

  Distribution fees                               514,279       975,404       1,012,232          86,887

  Transfer agent and shareholder
    reporting costs                                66,503       118,706         130,341          20,279

  Custodian fees                                   20,167        28,534          23,265          20,731

  Directors fees and expenses                      14,490        27,404          28,245           2,239

  Professional fees                                16,658        31,583          32,077           2,029

  Registration and filing fees                      5,900         6,401           5,482           4,151

  Other operating expenses                          4,958         9,963          10,898           1,018
                                              -----------   -------------  ---------------  ------------
  Total expenses                                2,073,032     3,643,884       3,062,111         276,354
                                              -----------   -------------  ---------------  ------------
NET INVESTMENT INCOME (LOSS)                     (202,334)    8,336,064      22,542,626         115,707


REALIZED GAIN (LOSS) ON INVESTMENTS
  Proceeds from securities sold                82,952,588   144,532,044     243,953,685      53,807,795

  Cost of securities sold                     (60,480,539) (125,941,891)   (248,371,847)    (51,594,871)
                                              -----------   -------------  ---------------  ------------
Net realized gain (loss) on investments        22,472,049    18,590,153      (4,418,162)      2,212,924


UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Appreciation, Beginning of year              52,912,402    48,848,720       5,008,544       3,088,512

  Appreciation, End of year                    49,158,864    59,000,882       2,874,288       1,276,772
                                              -----------   -------------  ---------------  ------------
  Net change in unrealized gain
    (loss) on investments                      (3,753,538)   10,152,162      (2,134,256)     (1,811,740)

NET GAIN ON INVESTMENTS                        18,718,511    28,742,315      (6,552,418)         401,184

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ 18,516,177  $ 37,078,379    $ 15,990,208        $ 516,891
                                             ============  ============    =============    ============


                                          See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006 AND 2005


                                              EQUITY GROWTH FUND              BALANCED FUND
                                             2006              2005          2006          2005
                                             ------------    -----------     ------------  -------------
INCREASE IN NET ASSETS

Operations:
  Net investment income (loss)                   (202,334)      (695,391)    $  8,336,064  $  7,456,804

  Net realized gain on investments             22,472,049     12,754,205       18,590,153    10,530,204

  Net change in unrealized gain
   (loss) on investments                       (3,753,538)     5,695,346       10,152,162      (717,288)
                                             -------------  -------------     -----------  -------------
  Net increase in net assets resulting
   from operations                             18,516,177     17,754,160       37,078,379    17,269,720

Distributions to Shareholders:
  Net investment income                                 0              0       (6,091,427)   (7,505,533)

  Net realized gain on investments            (20,870,289)   (11,944,875)     (18,487,175)  (10,488,883)

  Return of capital                            (1,431,381)             0       (2,340,405)            0
                                             ------------    -----------     ------------  ------------

  Total distributions to shareholders         (22,301,670)   (11,944,875)     (26,919,007)  (17,994,416)


Share Transactions:
  Net proceeds from sale of shares             22,810,549     20,728,898       51,200,023    55,842,760

  Reinvestment of distributions                22,108,995     11,853,364       26,644,330    17,825,204
                                             ------------    -----------     ------------  ------------
  Cost of shares reacquired                   (27,208,300)   (16,841,519)     (68,206,605)  (40,455,154)

  Net increase derived from share
    transactions                               17,711,244     15,740,743        9,637,748    33,212,810
                                             ------------    -----------     ------------  ------------

  Net increase in net assets                   13,925,751     21,550,028       19,797,120    32,488,114

NET ASSETS
  Beginning of year                           196,253,653    174,703,625      377,837,413   345,349,299
                                             ------------    -----------     ------------  ------------

End of year                                  $210,179,404   $196,253,653     $397,634,533  $377,837,413
                                             ============   ============     ============  ============

NUMBER OF SHARES
  Sold                                            864,070        831,968        2,788,257     3,123,495

  Shares issued from reinvestment
    of distributions                              884,360        463,747        1,446,100       992,955

  Reacquired                                   (1,017,444)      (675,067)      (3,685,518)   (2,259,487)
                                             ------------    -----------     ------------  ------------
  Net increase in shares outstanding              730,986        620,648          548,839     1,856,963

Outstanding:
  Beginning of year                             7,720,419      7,099,771       21,090,487    19,233,524
                                             ------------    -----------     ------------  ------------
  End of year                                   8,451,405      7,720,419       21,639,326    21,090,487
                                             ============    ===========     ============  ============


                                  See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                  RETIREMENT INCOME FUND           CORNERSTONE STOCK FUND
                                                 2006              2005           2006           2005
                                                 ------------     -----------     ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
  Operations:
   Net investment income                         $ 22,542,626     $ 21,521,416    $    115,707   $      98,542
   Net realized gain (loss) on investments         (4,418,162)       1,628,921       2,212,924         393,672
   Net change in unrealized gain (loss)
    on investments                                 (2,134,256)     (13,952,522)     (1,811,740)        144,910
                                                 -------------     ------------     -----------   --------------
   Net increase in net assets resulting
    from operations                                15,990,208        9,197,815         516,891         637,124

  Distributions to Shareholders:
   Net investment income                          (22,377,604)     (21,639,603)         (1,255)        (98,542)
   Return of capital                                 (500,860)               0        (114,452)              0
                                                 ------------     ------------     ------------   --------------
   Total distributions to shareholders            (22,878,464)     (21,639,603)       (115,707)        (98,542)

  Share Transactions:
   Net proceeds from sale of shares                42,897,977       45,602,478       1,037,031       2,520,812
   Reinvestment of distributions                   22,421,290       21,233,411         114,452          97,727
   Cost of shares reacquired                      (64,813,535)     (47,545,779)    (21,599,011)    (11,039,085)
                                                 -------------     -------------   -------------  ---------------
   Net increase (decrease) derived
     from share transactions                          505,732       19,290,110     (20,447,528)     (8,420,546)
                                                 -------------     -------------   -------------  ---------------

  Net increase (decrease) in net assets            (6,382,524)       6,848,322     (20,046,344)     (7,881,964)


NET ASSETS
  Beginning of year                               408,458,204      401,609,882      42,211,173      50,093,137
                                                 -------------     -------------   -------------  ---------------
  End of year                                   $ 402,075,680    $ 408,458,204    $ 22,164,829    $ 42,211,173
                                               ===============   ===============  ==============  ===============


NUMBER OF SHARES
  Sold                                              4,439,994        4,555,859         123,375         313,671
  Shares issued from reinvestment
   of distributions                                 2,321,336        2,121,194          13,545          11,746
  Reacquired                                       (6,701,365)      (4,745,677)     (2,585,786)     (1,373,428)
                                                 -------------     -------------   -------------  ---------------

Net increase (decrease) in shares outstanding          59,965        1,931,376      (2,448,866)     (1,048,011)

Outstanding:
  Beginning of year                                41,459,951       39,528,575       5,070,992       6,119,003
                                                 -------------     -------------   -------------  ---------------

End of year                                        41,519,916       41,459,951       2,622,126       5,070,992
                                                 =============     =============   =============  ===============


                                 See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION OF THE COMPANY
Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August 5, 1987. The COMPANY is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (collectively the "Funds"). Under the Funds' organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Note 2. ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the COMPANY.

SECURITY VALUATION
Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the adviser determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions. When a fund engages in such transactions, it is policy to require the custodian bank to take possession of all securities held as collateral in support of repurchase agreement investments. In addition, the Fund monitors the market value of the underlying collateral on a daily basis. The seller under a repurchase agreement is required to maintain the collateral held pursuant to the agreement valued at not less than the repurchase price (including accrued interest). If the seller defaults or if bankruptcy proceedings are initiated with respect to the seller, the realization or retention of the collateral may be subject to legal proceedings.

EXPENSES
Most expenses of the COMPANY can be directly attributed to a Fund. Expenses which cannot be directly attributed are generally apportioned between the Funds on the basis of average net assets.

FEDERAL INCOME TAXES
It is each Fund's policy to meet the requirements to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

DIVIDENDS
Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Cornerstone Stock Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification.

OTHER
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital.


Note 3. SECURITIES LENDING
The Funds may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Directors. Each fund will limit its securities lending activity to 33 1/3% of its total assets. Credit Suisse, New York Branch, serves as the lending manager for the Funds pursuant to a Securities Lending Management Agreement (the "Lending Agreement"), for which they receive a fee. Credit Suisse's fee is computed monthly in arrears and is based on 30% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board of Directors, net of rebates paid by Credit Suisse to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the year ended December 31, 2006 Credit Suisse received $191,929 in total from the Funds for its services as lending manager. Under guidelines established by the Board of Directors, the Funds must maintain loan collateral with Credit Suisse at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash, to secure the return of the loaned securities. Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest of debt securities. Credit Suisse may invest the collateral in the CSFB Enhanced Liquidity Fund (the "Enhanced Fund"), a series of CSFB Securities Lending Fund, LLC. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in the Enhanced Fund. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Funds or the borrower at any time. The following Funds loaned securities and received cash collateral with the following values as of December 31, 2006:


                                                                                 Income Received
                               Value                          Average Loan       By Credit Suisse
                               of Loaned     Value            Outstanding        from Securities
                               Securities    of Collateral    During the Year    Lending
                               ----------    -------------    ---------------    ----------------
Equity Growth Fund             $73,911,769    $76,041,831      $64,956,294        $89,038
Balanced Fund (Fixed Income)     2,435,199      2,488,000        2,187,568          2,456
Balanced Fund (Common Stock)    46,643,738     47,903,627       45,658,237         65,233
Retirement Income Fund          20,783,174     21,266,868       11,546,513         28,862
Cornerstone Stock Fund           1,155,884      1,189,175        2,906,925          6,340



Note 4. TRANSACTIONS WITH AFFILIATES
Advance Capital Management, Inc. ("MANAGEMENT") (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment advisor. T. Rowe Price Associates, Inc. ("TRPA") serves as sub-advisor for that portion of the portfolio of assets of the Equity Growth Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee equal on an annual basis to .70% of the average daily net assets for the first $200 million of the Equity Growth and Balanced Funds and .55% of the average daily net assets exceeding $200 million, .50% of the average daily net assets for the first $200 million of the Retirement Income Fund and .40% of the average daily net assets exceeding $200 million, and .40% of the average daily net assets of the Cornerstone Stock Fund. For its services, TRPA is paid a fee by MANAGEMENT equal on an annual basis to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of fund shares of the Equity Growth, Balanced, Retirement Income and Cornerstone Stock Funds, at .25% of each fund's average daily net assets.

The COMPANY was charged investment advisory fees of $5,834,557 by MANAGEMENT for 2006. The COMPANY was charged distribution fees of $2,588,802 by SERVICES for 2006.

Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Directors fees are only paid to independent directors and consist of a $15,000 annual retainer. The Chairman of the Board receives an additional 50% in compensation.

Note 5. INVESTMENT PORTFOLIO TRANSACTIONS
The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2006 were as follows:

                 Equity                     Retirement    Cornerstone
              Growth Fund   Balanced Fund   Income Fund   Stock Fund
              ---------------------------------------------------------
Purchases     $ 77,886,132  $131,443,114    $240,443,333  $ 33,342,186
Sales           82,908,730   139,746,227     240,239,316    53,807,795

The cost of purchases and proceeds from sales of U.S. Government securities excluded above were as follows:


                 Equity                     Retirement    Cornerstone
              Growth Fund   Balanced Fund   Income Fund   Stock Fund
              ---------------------------------------------------------
Purchases          None     $2,981,772      $1,990,210    None
Sales              None      4,646,611       3,376,875    None


At December 31, 2006, the gross unrealized net appreciation and depreciation of securities for federal income tax purposes consisted of the following:


                         Equity                     Retirement    Cornerstone
                      Growth Fund   Balanced Fund   Income Fund   Stock Fund
                      -------------------------------------------------------
Unrealized
  Appreciation        $55,161,032   $65,798,356     $7,085,239    $2,119,511
Unrealized
  Depreciation         (6,002,168)   (6,817,590)    (4,210,951)     (914,480)
                      -------------------------------------------------------
Net unrealized
  Appreciation*       $49,158,864   $58,980,766     $2,874,288    $1,205,031

Tax Cost             $234,698,748  $385,610,764   $414,186,866   $21,871,652

*The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.

Note 6. FEDERAL INCOME TAx INFORMATION
The tax characteristics of distributions paid to shareholders during the years ended December 31, 2006 and 2005 were as follows:



                         Distributions                                      Total
                         Paid from           Long Term       Return of      Distributions
2006                     Ordinary Income     Capital Gain    Capital        Paid
-----------------------------------------------------------------------------------------
Equity Growth Fund       $         0         $ 20,756,351    $ 1,431,381    $ 22,187,732
Balanced Fund              6,081,920           18,488,281      2,340,405      26,910,606
Retirement Income Fund    22,337,048                    0        500,860      22,837,908
Cornerstone Stock Fund             0                    0        114,452         114,452



                         Distributions                        Total
                         Paid from           Long Term        Distributions
2005                     Ordinary Income     Capital Gain     Paid
-----------------------------------------------------------------------------

Equity Growth Fund       $          0        $ 11,944,875    $11,944,875
Balanced Fund               7,505,533          10,488,883     17,994,416
Retirement Income Fund     21,639,603                   0     21,639,603
Cornerstone Stock Fund         98,542                   0         98,542


As of December 31, 2006 the components of accumulated earnings/(deficit) on a tax basis was as follows:



                                                                            Total
                         Undistributed       Accumulated                    Accumulated
                         Ordinary            Capital and     Unrealized     Earnings/
Fund                     Income              Other Losses    Appreciation   (Deficit)
----------------------------------------------------------------------------------------
Equity Growth Fund       $          0        $          0    $49,158,864    $ 49,158,864
Balanced Fund                       0                   0     58,981,875      58,981,875
Retirement Income Fund              0         (13,318,731)     2,874,288     (10,444,443)
Cornerstone Stock Fund              0         (26,586,469)     1,217,681     (25,368,788)


At December 31, 2006, capital loss carryovers and their expiration dates were as follows:


                       Retirement     Cornerstone
                       Income Fund    Stock Fund
---------------------------------------------------
December 31, 2008      $ 1,368,651    $          0
December 31, 2009        2,466,325       4,705,940
December 31, 2010        4,730,077      10,570,688
December 31, 2011                0       6,591,996
December 31, 2012                0       3,929,889
December 31, 2013                0         787,956
December 31, 2014        4,753,678               0
                       -----------    -------------
Total                  $13,318,731     $26,586,469

The amount of utilized capital loss carryforward for the year ended December 31, 2006 for Cornerstone Stock Fund was $2,262,299.

Note 7. AUTHORIZED SHARES
The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY'S four portfolios has 250 million shares authorized.

Note 8. CORNERSTONE STOCK FUND
On December 7, 2006 the Board of Directors approved a plan of liquidation and termination of the Cornerstone Stock Fund effective March 31, 2007.

Note 9. OTHER MATTERS
In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("Interpretation No. 48" or "FIN No. 48"). FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 needs to be implemented no later than the first required financial statement reporting period for its first fiscal year beginning after December 15, 2006 and is applied to all open tax years as of the effective date. The COMPANY is currently evaluating the impact of the adoption of FIN No. 48 and its impact on the COMPANY'S financial statements.

In addition, in September 2006, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosure about fair value measurements. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair value methods and applications. At this time, management is evaluating the implications of FAS 157, but it is not expected to materially impact the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Advance Capital I, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Cornerstone Stock Fund (four funds constituting Advance Capital I, Inc., hereafter referred to as the "Funds") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8 to the financial statements, on December 7, 2006 the Board of Directors approved a plan of liquidation and termination of the Cornerstone Stock Fund effective March 31, 2007.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 22, 2007


ADDITIONAL INFORMATION (UNAUDITED)

MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders. Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:

---------------------------------------------------------------------------------------------------------------------
                                                                                           Number of   Other
                         Position(s) &    Year      Principal Occupations                  Portfolios  Directorships
Name and Address         Office(s)        Elected*  During past 5 Years                    Overseen    Held**
---------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS ***
---------------------------------------------------------------------------------------------------------------------
Robert J. Cappelli       President,       2004      President and Treasurer, Advance        4          None
One Towne Square         Treasurer and              Capital I, Inc.; Vice President &
Suite 444                Director                   Treasurer, Advance Capital Services,
Southfield, MI 48076                                Inc.
Age 55
--------------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Joseph A. Ahern          Director        1995       Attorney; President and                 4          None
One Towne Square                                    Shareholder; Stark, Reagan, P.C.
Suite 444                Independent
Southfield, MI 48076     Chairman        2005
Age 49
--------------------------------------------------------------------------------------------------------------------
Dennis D. Johnson        Director        2000       Retired; former Chief Operating         4          None
One Towne Square                                    Officer, Belgacom (Ameritech
Suite 444                                           International); Management
Southfield, MI 48076                                Consultant; Vice President - Human
Age 67                                              Resources, Ameritech Network
                                                    Services
--------------------------------------------------------------------------------------------------------------------




MANAGEMENT OF THE FUND (Continued)

---------------------------------------------------------------------------------------------------------------------
                                                                                           Number of   Other
                         Position(s) &    Year      Principal Occupations                  Portfolios  Directorships
Name and Address         Office(s)        Elected*  During past 5 Years                    Overseen    Held**
---------------------------------------------------------------------------------------------------------------------
Janice E. Loichle        Director         2001      Retired; former Vice President,        4           None
One Towne Square                                    Chief Integration Officer and Chief
Suite 444                                           of Local Exchange Operations, XO
Southfield, MI 48076                                Communications, Inc. (formerly
Age 59                                              NEXTLINK Communications);
                                                    President, NEXTLINK Solutions
                                                    (Telecommunications)
---------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli          Director        2000       Chief Executive Officer, Noble         4           Noble
One Towne Square                                    International, Ltd. (since March                   International,
Suite 444                                           2006); Vice President - Corporate                  Ltd.
Southfield, MI 48076                                Development, Lear Corporation
Age 50                                              (Automotive Suppliers) (from prior
                                                    to 2000 until March 2006)
---------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz    Vice President  2003       Vice President, Advance Capital        4           None
One Towne Square                                    I, Inc.; President, Advance Capital
Suite 444                                           Management, Inc.; Senior Portfolio
Southfield, MI 48076                                Manager, Advance Capital
Age 38                                              Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad      Vice President, 1996       Vice President, CCO and Secretary,     4          None
One Towne Square         Chief Compliance           Advance Capital I, Inc. and Advance
Suite 444                Officer and                Capital Group, Inc.; Marketing
Southfield, MI 48076     Secretary                  Director, Advance Capital Services,
Age 54                                              Inc.
---------------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND (Continued)

---------------------------------------------------------------------------------------------------------------------
                                                                                           Number of   Other
                         Position(s) &    Year      Principal Occupations                  Portfolios  Directorships
Name and Address         Office(s)        Elected*  During past 5 Years                    Overseen    Held**
---------------------------------------------------------------------------------------------------------------------
Julie A. Katynski        Vice President   2003      Vice President & Assistant             4           None
One Towne Square         and Assistant              Secretary, Advance Capital I, Inc.;
Suite 444                Secretary                  Vice President - Finance, Advance
Southfield, MI 48076                                Capital Group, Inc.; Controller,
Age 41                                              Advance Capital Group, Inc.
---------------------------------------------------------------------------------------------------------------------


 * There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

 ** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

*** Officers of the Funds are "interested persons" as defined in the Investment
    Company Act of 1940.

ExPENSE ExAMPLES:
As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL ExPENSES
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.


                        Beginning      Ending         Expense Paid       Expense Ratio
                        Account Value  Account Value  During Period*     During Period
                        7/1/06         12/31/06       7/1/06 - 12/31/06  7/1/06 - 12/31/06
                        -------------  -------------  -----------------  -----------------
Equity Growth Fund      $1,000.00      $1,074.83       $5.28             1.01%
Balanced Fund            1,000.00       1,083.62        4.88             0.93%
Retirement Income Fund   1,000.00       1,049.23        3.93             0.76%
Cornerstone Stock Fund   1,000.00       1,066.98        4.17             0.80%



*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

HYPOTHETICAL ExAMPLE FOR COMPARISON PURPOSES
The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                        Beginning      Ending         Expense Paid       Expense Ratio
                        Account Value  Account Value  During Period*     During Period
                        7/1/06         12/31/06       7/1/06 - 12/31/06  7/1/06 - 12/31/06
                        -------------  -------------  -----------------  -----------------
Equity Growth Fund      $1,000.00      $1,020.11      $5.14              1.01%
Balanced Fund            1,000.00       1,020.52       4.74              0.93%
Retirement Income Fund   1,000.00       1,021.37       3.87              0.76%
Cornerstone Stock Fund   1,000.00       1,021.17       4.08              0.80%


*Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

PROxY VOTING
The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling (800) 345-4783, and
(ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE
The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www. sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC0330 for information on the operation of the Public Reference Room). This information is also available without charge, upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS
The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company's investment advisory agreement and any sub-advisory agreement (collectively, the "Agreements"). The Directors must determine that the terms of the Agreements are fair and reasonable and that renewal of the Agreements will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds ("the Funds") and their shareholders.

FACTORS CONSIDERED
The Board specifically considered the renewal of these Agreements at its meeting on August 4, 2006. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreements including, among other things,
(i) the nature, extent and quality of services furnished by the Advisors to the Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds, (v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds' investment policies and restrictions, (vii) the Funds' Code of Ethics as well as the structure and responsibilities of the Advisor's compliance department, and (viii) the disclosures included in the Company's reports to shareholders.

DELIBERATIVE PROCESS
To assist the Directors in their evaluation of the quality of the Advisor's services and the reasonableness of the Advisor's fees under the Agreements, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor's investment services under the Agreements. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of forty-five funds determined to be similar to each of the funds (called the "peer group"). The Advisor's report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisors that described, among other things, the Advisor's financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures.
The Board also considered information received from the Advisors throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreements. The decision to approve the Agreements was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.

NATURE, ExTENT AND QUALITY OF THE SERVICES PROVIDED;
ABILITY TO PROVIDE SERVICES
The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisors under these Agreements. The Directors reviewed the background, education and experience of the Advisor's key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisors' portfolio management personnel. Accordingly, the Directors were satisfied that the Advisors' investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor's policies and systems designed to achieve compliance with each Funds' investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisors possess the ability to continue to provide these services to the Funds.

INVESTMENT PERFORMANCE
The Directors reviewed each Funds' total return, yield and performance against a peer group as well as an appropriate index. The Directors noted favorably that for the five years ended June 30, 2006, both the Balanced Fund and Retirement Income Fund's total return ranked in the first quintile as compared to their peer groups. The Equity Growth Fund's performance based upon total return ranked in the second quintile compared to its peer group and the Cornerstone Stock Fund's total return was in the fourth quintile for the same period. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Funds' shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) Based on these factors, the Directors concluded that the overall performance of the Funds supported the renewal of the Agreements.

COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISERS
The Directors considered each of the Funds' expense ratio against those of a peer group of funds. The Equity Growth Fund, Cornerstone Stock Fund and Retirement Income Fund's expense ratios for the twelve months ended December 31, 2005 were all in the first quintile as compared to their applicable peer group for the comparable period. The Balanced Fund's expense ratio for the same period ranked in the second quintile against its applicable peer group for the comparable period. The Directors concluded that each of the Funds' overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under these Agreements were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor's profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor's methodology for allocating certain of its costs to the management of each fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor's profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.

ECONOMIES OF SCALE
The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

APPROVAL
The Directors, in light of the Advisor's overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreements with the Funds are fair and reasonable and unanimously voted to approve the continuation of the Agreements for another year.

(This page intentionally left blank)

Advance Capital I, Inc.


Investment Advisor:                               Annual Report
Advance Capital Management, Inc.                  December 31, 2006
One Towne Square, Suite 444
Southfield, Michigan 48076

Sub-Advisor:
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
                                               [EDGAR REFERENCE - LOGO
Distributor:                                    FOR ADVANCE CAPITAL I]
Advance Capital Services, Inc.
P.O. Box 3144                                      AN INVESTMENT COMPANY
Southfield, Michigan 48037                         WITH FOUR FUNDS

Administrator and Transfer Agent:
Advance Capital Group, Inc.                        Equity Growth Fund
P.O. Box 3144                                      Balanced Fund
Southfield, Michigan 48037                         Retirement Income Fund
                                                   Cornerstone Stock Fund
Custodian:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Independent Registered Public
Accounting Firm:
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

Officers:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
 Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary


Board of Directors:
Joseph A. Ahern
Robert J. Cappelli
Dennis D. Johnson
Janice E. Loichle
Thomas L. Saeli

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers ("PwC"), the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $51,054 for year ended December 31, 2006 and $48,000 for year ended
   December 31, 2005

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2006 and $0 for year ended December 31, 2005.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by PwC for tax compliance, tax advice and tax planning were $9,800 in the year ended December 31, 2006 and $9,700 in the year ended December 31, 2005. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this item were $0 for year ended December 31, 2006 and $0 for year ended December 31, 2005.

e) (1) Audit Committee Pre-Approval Policies and Procedures


ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor"). It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service
Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.


B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement"). The approval of the

   Engagement shall not be delegated to a Designated Member
   (see Section D below).  In approving the Engagement, the Audit
   Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2. The Audit Committee shall report to the Board of Directors
   (the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").

C. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

  a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

  b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.

E.   AMENDMENT; ANNUAL REVIEW

1. The Audit Committee may amend these procedures from time to time.

2. These procedures shall be reviewed annually by the Audit Committee.

F. RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.



(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on PwC's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than PwC's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2006 and $0 for year ended December 31, 2005.

h) Not applicable.

Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.

ITEM 6.  SCHEDULE OF INVESTMENTS.

  Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures
      (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
      (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)    Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 1, 2007

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 1, 2007

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
        Act of 2002.